ANNUAL
REPORT
DECEMBER 31, 2002


[PHOTOS OMITTED]







                              o  NATIONAL TAX FREE
                                 BOND FUND


                              o  CALIFORNIA TAX FREE
                                 BOND FUND
SALOMON BROTHERS

                              o  NEW YORK TAX FREE
                                 BOND FUND


                              o  MID CAP FUND













             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

TABLE OF CONTENTS


LETTER FROM THE CHAIRMAN ...................................................   1

SALOMON FUNDS TRUST

   NATIONAL TAX FREE BOND FUND .............................................   5

   CALIFORNIA TAX FREEBOND FUND ............................................   7

   NEW YORK TAX FREE BOND FUND .............................................  10

   MID CAP FUND ............................................................  13

SCHEDULES OF INVESTMENTS ...................................................  18

STATEMENTS OF ASSETS AND LIABILITIES .......................................  28

STATEMENTS OF OPERATIONS ...................................................  29

STATEMENTS OF CHANGES IN NET ASSETS ........................................  30

NOTES TO FINANCIAL STATEMENTS ..............................................  32

FINANCIAL HIGHLIGHTS .......................................................  38

INDEPENDENT AUDITORS' REPORT ...............................................  46

ADDITIONAL INFORMATION .....................................................  47

TAX INFORMATION ............................................................  50

TRUSTEES AND OFFICERS OF
   SALOMON FUNDS TRUST ..................................................... IBC

[PHOTO OMITTED]

R. JAY GERKEN
Chairman, President
and Trustee


SALOMON FUNDS TRUST

LETTER FROM THE CHAIRMAN


DEAR SHAREHOLDER:

Please allow me to introduce myself as the new Chairman, President and Trustee of the Salomon Funds Trust -- Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund and Salomon Brothers Mid Cap Fund ("Fund(s)"). Heath B. McLendon, who previously served the Funds as President and Trustee, has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Funds' Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Funds' management teams through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Funds for the year ended December 31, 2002. In this report, the managers summarize what they believe to be the period's prevailing economic and market conditions and outline each Fund's investment strategy. A detailed summary of the Funds' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

BOND MARKET OVERVIEW

Municipal bond prices rose steadily at the beginning of 2002. However, positive gains evaporated almost completely toward the end of the first quarter as a shift in the monetary policy of the Federal Open Market Committee ("FOMC")(1) and stronger-than-expected economic data negatively impacted the tax-exempt markets. In contrast to 2001, when the FOMC reduced its target for the short-term federal funds rate ("fed funds rate")(2) 11 times to help stimulate the U.S. economy, the FOMC decided to keep its target for short-term interest rates intact at the time. (Prices of bonds typically perform more favorably in falling interest rate environments when inflation appears subdued.) Market sentiment shifted, creating pressures on the tax-exempt market, when the FOMC stated at the conclusion of its meeting on March 19, 2002 that risks were balanced between weakness and inflation in the economy.


----------
(1) THE FOMC IS A POLICY-MAKING BODY OF THE FEDERAL RESERVE SYSTEM RESPONSIBLE FOR THE FORMULATION OF A POLICY DESIGNED TO PROMOTE ECONOMIC GROWTH, FULL EMPLOYMENT, STABLE PRICES AND A SUSTAINABLE PATTERN OF INTERNATIONAL TRADE AND PAYMENTS.

(2) THE FED FUNDS RATE IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE OTHER BANKS THAT NEED OVERNIGHT LOANS. THE FED FUNDS RATE OFTEN POINTS TO THE DIRECTION OF U.S. INTEREST RATES.

On the economic front, an already buoyant housing market exhibited further strength, while manufacturing levels and orders for durable goods showed marked improvement. As of the close of the quarter ending March 31, 2002, municipal bonds had generated only modestly higher total returns.

During the second quarter, municipal bond prices rose as concerns regarding questionable corporate accounting practices negatively impacted the stock market and increased investors' appetite for tax-exempt securities. Demand for municipal bonds was impressive as individual and institutional investors easily absorbed the supply of new issues coming to market at a record-setting pace. At mid-year, issuance registered 20% above the prior year's near-record volume and it was expected to remain robust for the second half of 2002. Much of the increase in new-issue volume was attributable to the sale of tobacco bonds by state and local governments. These bonds (secured by future payments from the tobacco industry) were sold with increased frequency in an effort to close many states' widening budget gaps.

The flight-to-quality reallocation of investment capital from stocks into U.S. Treasury bonds dominated market activity during the third quarter ended September 30, 2002. The period was one of the most difficult quarters ever for equities and one of the strongest for intermediate-term U.S. government bonds. Investors rushed to buy U.S. Treasuries as the prospect of conflict in Iraq heightened and economic data released during the quarter pointed to the likelihood that the U.S. economy would not display dramatic and consistent positive growth as it recovers in the foreseeable future. Furthermore, many investors' hopes for a stock market rally faded when the FOMC left its target for short-term interest rates unchanged at both its August and September meetings, which prompted many investors to continue to seek refuge in more conservative investment alternatives, such as fixed-income securities. Municipal bond prices generally advanced during the quarter but were unable to match the total returns achieved by U.S. Treasuries during this period.

The seesaw pricing action between stocks and bonds continued during the fourth quarter. A larger-than-expected reduction by the FOMC in its short-term interest rate target on November 6, 2002 positively impacted the equity markets, which rose during the month, while bond prices generated mixed results over the quarter. What surprised many market observers was that the FOMC elected to lower its target for the fed funds rate by half a percentage point (double consensus forecasts). The reduction marked the Fed's first change to its short-term rate target in almost a year. The fixed-income markets had a mixed reaction to the news as prices for investment-grade and high-yield corporate bonds improved, while prices of U.S. Treasuries and municipal bonds moved somewhat lower. Although municipal bond prices continued to pare some of their earlier gains, selling was contained. Stocks faltered and bonds rallied at the end of the year, thus completing a difficult year for equities and a terrific one for many fixed-income securities classes. Pricing action between stocks and bonds diverged for most of 2002 as a dismal showing in the equity markets prompted many investors to pursue the relative safety of U.S. Treasuries, agencies and municipal bonds. Bonds outperformed stocks for the third year in a row, marking the first time that bonds beat equities for three consecutive years since the 1939 to 1941 period.

In summary, 2002 was a banner year for municipal securities as state and local governments collectively issued more than $357 billion of debt to fund new projects and refinance outstanding bonds. Tax-exempt new issue volume exceeded 2001's total levels by 25% and easily eclipsed the previous record of $292 billion established in 1993. Despite historically low nominal yields, demand for municipal securities was equally impressive as the combination of investment activity from mutual funds, property and casualty insurance companies, institutions and individual investors resulted in an easy absorption of new supply.

MID CAP MARKET OVERVIEW

The past year was marked by significant volatility for practically all areas of equity investing. The Mid Cap Core peer group, as represented by the Lipper Inc. ("Lipper")(3) peer group of mid-cap core funds average, illustrated what a tough year it was for most portfolio managers, returning negative 18.40% for the period. Despite returns in the negative high-teens, we believe that the mid-cap core equity class continues to be one of the best relative performing equity classes. For the year ended December 31, 2002, the S&P MidCap 400 Index(4) returned negative 14.51%. In comparison, the S&P 500 Index(5) and the Russell 2000 Index(6) returned negative 22.09% and negative 20.48%, respectively, for the same period. Please note an investor cannot invest directly in an index.

After two years during which most U.S. equity marketplace measures had negative returns, many investors yearned for a reversal of direction last year. Instead, fears of the diminishing strength of the economic recovery surfaced, along with concerns about corporate governance.

As consumer confidence leveled off, investors' angst increased about the future of revenues and earnings growth as well as the uncertain geopolitical environment. In addition, concerns about the strength in domestic economic growth continued to weigh on the financial markets.

Beginning in the first quarter of 2002, the market was generally spooked by signs of a slowing business investment environment, political turmoil and high real interest rates. The FOMC lowered the fed funds rate and discount rate during the calendar year showing an accommodative monetary policy.


----------
(3)  LIPPER IS AN INDEPENDENT MUTUAL FUND-TRACKING ORGANIZATION.

(4) THE S&P MIDCAP 400 INDEX IS A MARKET-VALUE WEIGHTED INDEX, WHICH CONSISTS OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP PRESENTATIONS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(5) THE S&P 500 INDEX IS A MARKET CAPITALIZATION-WEIGHTED MEASURE OF 500 WIDELY HELD COMMON STOCKS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(6) RUSSELL 2000 INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

PERFORMANCE UPDATE

PERFORMANCE OF THE FUNDS, WITHOUT SALES CHARGES, FOR THE YEAR ENDED DECEMBER 31, 2002:

Class A Shares:
  Salomon Brothers National Tax Free Bond Fund                       10.41%
  Salomon Brothers California Tax Free Bond Fund                      8.47
  Salomon Brothers New York Tax Free Bond Fund                       10.25
  Salomon Brothers Mid Cap Fund                                     (19.98)

Class O Shares:
  Salomon Brothers Mid Cap Fund                                     (19.72)

On behalf of everyone at Salomon Brothers Asset Management Inc, we would like to thank you for your continued confidence in the Funds. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


/s/ R. JAY GERKEN
-----------------
R. Jay Gerken
Chairman, President and Trustee

JANUARY 17, 2003


THE INFORMATION PROVIDED IN THE FOLLOWING COMMENTARIES BY THE PORTFOLIO MANAGERS REPRESENTS THE OPINION OF THE PORTFOLIO MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE PORTFOLIO MANAGERS AND MAY DIFFER FROM THOSE OF OTHER PORTFOLIO MANAGERS OR OF THE FIRM AS A WHOLE. FURTHERMORE, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUNDS OR THAT THE PERCENTAGE OF THE FUNDS' ASSETS IN VARIOUS SECTORS WILL REMAIN THE SAME. PLEASE REFER TO PAGES 18 THROUGH 26 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUNDS' HOLDINGS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE FUNDS' HOLDINGS, THE FUNDS' PERFORMANCE, AND THE PORTFOLIO MANAGERS' VIEWS ARE AS OF DECEMBER 31, 2002 AND ARE SUBJECT TO CHANGE.

[GRAPHIC OMITTED]

SALOMON FUNDS TRUST

NATIONAL TAX FREE
BOND FUND

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Salomon Brothers National Tax Free Bond Fund's ("Fund") Class A shares, without sales charges, returned 10.41%. In comparison, the Lehman Brothers Municipal 4 Years Plus Bond Index(1) returned 10.26% for the same period.

INVESTMENT STRATEGY

The Fund seeks to maximize total return, consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its assets in investment-grade municipal obligations that pay interest that is exempt from federal personal income taxes including the federal alternative minimum tax.(2)

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Looking ahead to 2003, tax-exempt new issue supply is not expected to match 2002's record number. Early estimates project total volume for the new year to be between $275 billion and $300 billion. States and cities will continue to face challenges of declining revenues and increasing costs from healthcare, homeland security and education. Additionally, market volatility shows no signs of abating yet with pricing action in the fixed-income securities markets likely to be driven by the direction of the equity markets. The average credit quality of holdings in the Fund remains strong. We feel that sector weightings in the Fund are well diversified with a strong emphasis in tax-backed obligations and transportation municipal securities. We will continue to diligently observe national and state-specific economic reports, the situation in Iraq and its potential impact on the U.S. economy and the course of interest rates to track factors that could potentially influence portfolio performance.

Granted, if interest rates were to rise in the future, municipal bond prices may come under some pressure as bond prices move inversely to interest rates. However, as of the period's close, yields on municipals rated AAA/Aaa were competitive to those on U.S. Treasuries of comparable maturities, even without considering the after-tax advantages of interest on municipal bonds versus U.S. Treasuries. In contrast to U.S. Treasuries, interest on municipal bonds is not taxable at the federal level. We believe this added potential tax savings could make municipal bond investing an even more compelling alternative to U.S. Treasuries. (Note that a portion of the Fund's income from municipal securities may be subject to certain taxes and any capital gains are taxable).(2) We believe that municipal bonds can be an attractive asset class for investment over the long-term.

Thank you for your investment in the Salomon Brothers National Tax Free Bond Fund. We look forward to continuing to help you meet your investment objectives.


----------
(1) THE LEHMAN MUNICIPAL 4 YEARS PLUS BOND INDEX IS A BROAD MEASURE OF MUNICIPAL BONDS WITH MATURITIES OF GREATER THAN FOUR YEARS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(2) PLEASE NOTE A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX ("AMT"). STATE AND LOCAL INCOME TAXES MAY APPLY. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

THE FOLLOWING GRAPH DEPICTS THE PERFORMANCE OF THE NATIONAL TAX FREE BOND FUND VERSUS THE LEHMAN BROTHERS MUNICIPAL 4 YEARS PLUS BOND INDEX.(1) IT IS IMPORTANT TO NOTE THAT THE NATIONAL TAX FREE BOND FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND IS UNMANAGED. THE COMPARISON IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY.

--------------------------------------------------------------------------------
  HISTORICAL PERFORMANCE (UNAUDITED)
  NATIONAL TAX FREE BOND FUND -- CLASS A SHARES
  COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH
  THE LEHMAN BROTHERS MUNICIPAL 4 YEARS PLUS BOND INDEX
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                                                  Lehman Brothers
                                                 Municipal 4 Years
                                      Class A     Plus Bond Index
                                      -------     ---------------
                   8/17/95              9600            10000
                   12/31/95            10313            10511
                   12/31/96            10655            10978
                   12/31/97            11875            12048
                   12/31/98            13068            12859
                   12/31/99            12564            12473
                   12/31/00            14084            14083
                   12/31/01            14562            14777
                   12/31/02            16078            16293

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PERFORMANCE ABOVE REFLECTS RETURNS AFTER DEDUCTION OF APPLICABLE MAXIMUM SALES CHARGE. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


--------------------------------------------------------------------------------
  PORTFOLIO HIGHLIGHTS#
--------------------------------------------------------------------------------

  Composition of portfolio as of
  December 31, 2002

        [The table below represents a pie chart in the printed report.]

                       Short Term++                   0%**
                       Aviation                       1%
                       Power                          4%
                       Housing                        5%
                       Miscellaneous                  8%
                       Education                     14%
                       Water and Sewer               14%
                       Transportation                19%
                       General Obligation            35%


--------------------------------------------------------------------------------
NATIONAL TAX FREE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2002+ (UNAUDITED)
--------------------------------------------------------------------------------

CLASS A SHARES               WITHOUT SALES CHARGES(2)    WITH SALES CHARGES(3)
.................................................................................
Since Inception (8/17/95)                 7.25%                     6.65%
5 year                                    6.25%                     5.38%
3 year                                    8.57%                     7.10%
1 year                                   10.41%                     6.00%
.................................................................................
CLASS B SHARES
.................................................................................
Since Inception (10/12/01)                5.95%                     2.70%
1 year                                    9.59%                     4.59%
.................................................................................
CLASS 2 SHARES
.................................................................................
Since Inception (11/19/01)                6.84%                     6.84%
1 year                                    9.96%                     8.96%
.................................................................................
CLASS O SHARES
.................................................................................
Since Inception (11/19/01)                7.56%                     7.56%
1 year                                   10.69%                    10.69%
================================================================================
                     See pages 16 and 17 for all footnotes.

[GRAPHIC OMITTED]

SALOMON FUNDS TRUST

CALIFORNIA TAX FREE
BOND FUND

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Salomon Brothers California Tax Free Bond Fund's ("Fund") Class A shares, without sales charges, returned 8.47%. In comparison, the Lehman Brothers California 4 Years Plus Index(1) returned 9.26% for the same period.

INVESTMENT STRATEGY

The Fund seeks to maximize total return, consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its assets in investment-grade municipal obligations that pay interest that is exempt from federal personal income taxes including the federal alternative minimum tax(2) and from California personal income taxes.

PORTFOLIO MANAGER CALIFORNIA HIGHLIGHTS

According to Standard & Poor's Ratings Service, California's tax collections have been extremely weak, crimping the state's cash flow and contributing to the passage of its 2003 budget almost three months late. Standard &Poor's rating on California's general obligation debt was downgraded to "A/Stable" and leased-backed debt issued by the California State Public Works Department was lowered to "A-" during the final month of 2002. The state's ratings were lowered due to its recent announcement of a $34 billion budget gap for fiscal year 2004, which comes on top of a projected $10.4 billion deficit in 2003. The projected gaps do not take into consideration future corrective budget actions that the state may take. Various uncertainties about the sale of tobacco securitization bonds and power revenue bonds have also strained cash flow.(3)

We will be keeping a close eye on the state government to observe if it comes up with a credible plan in the future to close its budget gap. During the period, we focused on municipal bonds issues that, in our view, offered favorable prospects in terms of credit strength on a risk/reward basis.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Looking ahead to 2003, we will continue to diligently monitor the course of events in the state of California and exercise a prudent investment approach to investing in California municipal debt securities by focusing primarily on high-quality issues. From a national perspective, going forward we believe that tax-exempt new issue supply is not expected to match 2002's record number. Early estimates project total volume for the new year to be between $275 billion and $300 billion. States and cities will continue to face challenges of declining revenues and increasing costs from healthcare, homeland security and education. Additionally, market volatility shows no signs of abating yet with pricing action in the fixed-income securities markets likely to be driven by the direction of the equity markets. The average credit quality of holdings in the Fund remains


----------
(1) THE LEHMAN BROTHERS CALIFORNIA MUNICIPAL 4 YEARS PLUS INDEX IS A BROAD MEASURE OF CALIFORNIA MUNICIPAL BONDS WITH MATURITIES OF GREATER THAN FOUR YEARS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(2) PLEASE NOTE A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX ("AMT"). STATE AND LOCAL INCOME TAXES MAY APPLY. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

(3) SOURCE: STANDARD & POOR'S RATINGS SERVICE (JANUARY 9, 2002). STANDARD & POOR'S RATINGS SERVICE IS A NATIONALLY RECOGNIZED CREDIT RATING AGENCY.

strong. We feel that sector weightings in the Fund are well diversified with a strong emphasis in tax-backed obligations and transportation municipal securities. We will continue to diligently observe national and state-specific economic reports, the situation in Iraq and its potential impact on the U.S. economy and the course of interest rates to track factors that could potentially influence portfolio performance.

Granted, if interest rates were to rise in the future, municipal bond prices may come under some pressure as bond prices move inversely to interest rates. However, as of the period's close, yields on municipals rated AAA/Aaa were competitive to those on U.S. Treasuries of comparable maturities, even without considering the after-tax advantages of interest on municipal bonds versus U.S. Treasuries. In contrast to U.S. Treasuries, interest on municipal bonds is not taxable at the federal level. We believe this added potential tax savings could make municipal bond investing an even more compelling alternative to U.S. Treasuries. (Note that a portion of the Fund's income from municipal securities may be subject to certain taxes and any capital gains are taxable).2 We believe that municipal bonds can be an attractive asset class for investment over the long-term.

Thank you for your investment in the Salomon Brothers California Tax Free Bond Fund. We look forward to continuing to help you meet your investment objectives.

THE FOLLOWING GRAPH DEPICTS THE PERFORMANCE OF THE CALIFORNIA TAX FREE BOND FUND VERSUS THE LEHMAN BROTHERS CALIFORNIA 4 YEARS PLUS INDEX.(4) IT IS IMPORTANT TO NOTE THAT THE CALIFORNIA TAX FREE BOND FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND IS UNMANAGED. THE COMPARISON IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY.

--------------------------------------------------------------------------------
  HISTORICAL PERFORMANCE (UNAUDITED)
  CALIFORNIA TAX FREE BOND FUND -- CLASS A SHARES
  COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH
  THE LEHMAN BROTHERS CALIFORNIA 4 YEARS PLUS INDEX
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                                                   Lehman Brothers
                                                   California 4 Years
                                      CLASS A      Plus Index
                                      -------      ------------------
                   11/02/98             9600            10000
                   12/31/98             9717            10006
                   12/31/99             9470             9640
                   12/31/00            10826            10987
                   12/31/01            11132            11544
                   12/31/02            12075            12614

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PERFORMANCE ABOVE REFLECTS RETURNS AFTER DEDUCTION OF APPLICABLE MAXIMUM SALES CHARGE. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


--------------------------------------------------------------------------------
  PORTFOLIO HIGHLIGHTS#
--------------------------------------------------------------------------------

  Composition of portfolio as of
  December 31, 2002

        [The table below represents a pie chart in the printed report.]

                       General Obligation            38%
                       Miscellaneous                  2%
                       Short Term++                   8%
                       Housing                       10%
                       Transportation                18%
                       Water and Sewer               24%


--------------------------------------------------------------------------------
CALIFORNIA TAX FREE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2002+ (UNAUDITED)
--------------------------------------------------------------------------------

CLASS A SHARES               WITHOUT SALES CHARGES(2)    WITH SALES CHARGES(3)
.................................................................................
Since Inception (11/2/98)                 5.67%                     4.63%
3 year                                    8.44%                     6.97%
1 year                                    8.47%                     4.13%
.................................................................................
CLASS B SHARES
.................................................................................
Since Inception (10/5/01)                 4.09%                     0.88%
1 year                                    7.66%                     2.66%
.................................................................................
CLASS 2 SHARES
.................................................................................
Since Inception (9/9/02)                 (0.28)%*                  (1.27)%*
.................................................................................
CLASS O SHARES
.................................................................................
Since Inception (10/8/02)                (0.79)%*                  (0.79)%*
================================================================================
                     See pages 16 and 17 for all footnotes.

[GRAPHIC OMITTED]

SALOMON FUNDS TRUST

NEW YORK TAX FREE
BOND FUND

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Salomon Brothers New York Tax Free Bond Fund's ("Fund") Class A shares, without sales charges, returned 10.25%. In comparison, the Lehman Brothers Municipal Bond Index(1) returned 9.60% for the same period.

INVESTMENT STRATEGY

The Fund seeks to maximize total return, consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its assets in investment-grade municipal obligations that pay interest that is exempt from federal personal income taxes including the federal alternative minimum tax(2) and from New York State and New York City personal income taxes.

PORTFOLIO MANAGER NEW YORK HIGHLIGHTS

In terms of New York's economic picture, the state maintained conservative revenue estimates during its fiscal year 2002, although reserves are being drawn down. General fund receipts for the state totaled $39.9 billion, up $1 billion from the Executive Budget, but down $1.2 billion from the 2001-2002 estimate of $41.1 billion, according to Standard & Poor's Ratings Service ("S&P").

S&P's rating "outlook" on the general obligation debt of New York City (rated "A") was changed from "negative" to "stable," reflecting escalating revenue-gap estimates and risks associated with the current plan to balance the fiscal 2004 budget. The combined budget gap for the nation's largest city for fiscal years 2003 and 2004 is projected at $7.4 billion, part of which will be addressed by a property tax increase (subject to required approvals).(3)

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Going forward, we will continue to maintain a vigilant eye on the State of New York and review how it plans to balance its fiscal budgets going forward and observe how it plans to bring its spending in line with tax receipts. Looking ahead to 2003, tax-exempt new issue supply on a national basis is not expected to match 2002's record number. Early estimates project total volume for the new year to be between $275 billion and $300 billion. States and cities will continue to face challenges of declining revenues and increasing costs from healthcare, homeland security and education. Additionally, market volatility shows no signs of abating yet with pricing action in the fixed-income securities markets likely to be driven by the direction of the equity markets. The average credit quality of holdings in the Fund remains strong. We feel that sector weightings in the Fund are well diversified with a strong emphasis in tax-backed obligations, healthcare and transportation municipal securities. We will continue to diligently observe national and state-specific economic reports, the situation in Iraq and its potential impact on the U.S. economy and the course of interest rates to track factors that could potentially influence portfolio performance.


----------
(1) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A BROAD MEASURE OF MUNICIPAL BONDS WITH MATURITIES OF GREATER THAN FOUR YEARS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(2) PLEASE NOTE A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX ("AMT"). STATE AND LOCAL INCOME TAXES MAY APPLY. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

(3) SOURCE: STANDARD & POOR'S RATINGS SERVICE (JANUARY 9, 2002). STANDARD & POOR'S RATINGS SERVICE IS A NATIONALLY RECOGNIZED CREDIT RATING AGENCY.

Granted, if interest rates were to rise in the future, municipal bond prices may come under some pressure as bond prices move inversely to interest rates. However, as of the period's close, yields on municipals rated AAA/Aaa were competitive to those on U.S. Treasuries of comparable maturities, even without considering the after-tax advantages of interest on municipal bonds versus U.S. Treasuries. In contrast to U.S. Treasuries, interest on municipal bonds is not taxable at the federal level. We believe this added potential tax savings can make municipal bond investing an even more compelling alternative to U.S. Treasuries. (Note that a portion of the Fund's income from municipal securities may be subject to certain taxes and any capital gains are taxable).2 Furthermore, we expect that the credit qualities of higher-rated tax-exempt municipal bonds on a collective basis will likely remain in similar territories in the foreseeable future as they are today, and that municipal bonds can be an attractive asset class for investment over the long-term.

Thank you for your investment in the Salomon Brothers New York Tax Free Bond Fund. We look forward to continuing to help you meet your investment objectives.

THE FOLLOWING GRAPH DEPICTS THE PERFORMANCE OF THE
NEW YORK TAX FREE BOND FUND VERSUS THE LEHMAN BROTHERS MUNICIPAL BONDINDEX. IT IS IMPORTANT TO NOTE THAT THE NEW YORK TAX FREE BOND FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND IS UNMANAGED. THE COMPARISON IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY.

--------------------------------------------------------------------------------
  HISTORICAL PERFORMANCE (UNAUDITED)
  NEW YORK TAX FREEBOND FUND -- CLASS A SHARES
  COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH
  THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                                                   Lehman Brothers
                                                   Municipal Bond
                                      Class A      Index
                                      -------      ---------------
                   12/92                9600            10000
                   12/93               10755            11228
                   12/94                9951            10647
                   12/95               11732            12506
                   12/96               12085            13060
                   12/97               13247            14263
                   12/98               14160            15188
                   12/99               13631            14874
                   12/00               15205            16610
                   12/01               15710            17463
                   12/02               17320            19137

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PERFORMANCE ABOVE REFLECTS RETURNS AFTER DEDUCTION OF APPLICABLE MAXIMUM SALES CHARGE. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


--------------------------------------------------------------------------------
  PORTFOLIO HIGHLIGHTS#
--------------------------------------------------------------------------------

  Composition of portfolio as of
  December 31, 2002

        [The table below represents a pie chart in the printed report.]

                       Education                     24%
                       Water and Sewer                0%**
                       Power                          2%
                       Short Term++                   2%
                       Miscellaneous                  3%
                       State Agencies                 6%
                       General Obligations            8%
                       Housing                       10%
                       Sales Tax                     11%
                       Transportation                14%
                       Highway/Tolls                 20%

--------------------------------------------------------------------------------
NEW YORK TAX FREE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2002+ (UNAUDITED)
--------------------------------------------------------------------------------

CLASS A SHARES               WITHOUT SALES CHARGES(2)    WITH SALES CHARGES(3)
.................................................................................
10 year                                   6.07%                     5.65%
5 year                                    5.51%                     4.65%
3 year                                    8.31%                     6.85%
1 year                                   10.25%                     5.84%
.................................................................................
CLASS B SHARES
.................................................................................
Since Inception (11/19/01)                6.59%                     3.02%
1 year                                    9.43%                     4.43%
.................................................................................
CLASS 2 SHARES
.................................................................................
Since Inception (7/19/02)                 3.30%*                    2.30%*
.................................................................................
CLASS O SHARES
.................................................................................
Since Inception (10/29/01)                7.02%                     7.02%
1 year                                   10.54%                    10.54%
================================================================================
                     See pages 16 and 17 for all footnotes.

[GRAPHIC OMITTED]

SALOMON FUNDS TRUST

MID CAP FUND

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Salomon Brothers Mid Cap Fund's ("Fund") Class A and Class O shares, without sales charges, returned negative 19.98% and negative 19.72%, respectively. In comparison, the S&P MidCap 400 Index ("S&P MidCap")(1) returned negative 14.51% for the same period.

INVESTMENT STRATEGY

The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of medium sized companies. A company is considered medium sized if its market capitalization is within the range of the market capitalizations of companies in the S&P MidCap at the time of purchase.

The Fund generally uses a bottom-up(2) approach to stock selection. Fundamental research and quantitative analysis are the foundation of our investment process. We focus on well-positioned U.S. mid-capitalization companies that have the potential to exhibit improving fundamentals. In our stock selection process, we look for companies with well-articulated objectives and strategies, long-term viable business models and successful historical execution.

The portfolio is constructed by emphasizing those stocks that fit our investment philosophy and have high return potential relative to their perceived level of risk. Individual position sizes in the Fund are a function of a company's quantitative score, fundamental research prospects, benchmark weightings (sector and industry) and portfolio manager judgment. Sector and industry weightings are derived from our bottom-up approach to stock selection.

To minimize sector risk and exposure, we generally have representation in all sectors of the benchmark. Typically, sector weightings will be within plus or minus five percentage points of the benchmark weighting, with a maximum limit of a plus or minus 10 percentage point differential. Under normal circumstances, individual holdings do not exceed 4% of the total market value of the portfolio.

PORTFOLIO MANAGER FUND OVERVIEW

As of the end of the period, the Fund had over 97% of its assets invested in equity securities and less than 3% of its assets invested in cash equivalents. Also, as of the end of the period, the median market capitalization of stocks held by the Fund was approximately $2.6 billion, with the top ten holdings representing about 17% of net assets and the largest sector concentrations in finance, consumer services and electronic technology.


----------
(1) THE S&P MIDCAP IS A MARKET-VALUE WEIGHTED INDEX, WHICH CONSISTS OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(2) THE BOTTOM-UP INVESTING APPROACH MEANS THAT THE MANAGER LOOKS PRIMARILY AT INDIVIDUAL COMPANIES AGAINST THE CONTEXT OF BROADER MARKET FORCES.

Although our largest holdings represent a number of different industries, we believe they all share inherent competitive advantages that we expect will result in stable and consistent growth. From a sector standpoint, consumer services, consumer non-durables and producer manufacturing were some of our best contributors to Fund performance, while the health technology and electronic technology sectors were some of the worst detractors from Fund performance.

PORTFOLIO MANAGER FUND OUTLOOK

Until there is a degree of certainty about the level of domestic economic growth, we believe that investors will require a higher risk premium for equity participation. We believe the caveats to the overall health of the financial markets in 2003 continue to be those of the uncertain geopolitical situation, and the impact of terrorism and a possible prolonged war with Iraq.

The U.S. Federal Reserve Board became more accommodative over the course of the past year, in an effort to support the nascent economic expansion that began in the early part of 2002. In addition, we believe proposed fiscal stimuli could also provide for higher levels of expected economic growth as we move into 2003.

In our opinion, the U.S. economy remains one of the largest and the most productive in the world. We believe the long-term outlook for domestic economic growth and prosperity is strong. In our opinion, as current issues are successfully resolved, the financial marketplace will once again positively reflect the inherent resilience and potential of our capitalist system.

We believe our disciplined core strategy, is a moderate approach in an environment of high volatility and changing market leadership. The mid-capitalization equity class may present an attractive investment alternative, historically having less volatility than the small-capitalization market and higher returns than the large-capitalization market. Although investor psychology tends to impact financial markets in the short-term, we continue to believe that our disciplined core strategy and what we see as the favorable fundamentals for mid-capitalization stocks in general, will drive very competitive long-term relative performance.

Thank you for your investment in Salomon Brothers Mid Cap Fund. We look forward to continuing to help you meet your investment objectives.

THE FOLLOWING GRAPH DEPICTS THE PERFORMANCE OF THE MID CAP FUND VERSUS THE S&P MIDCAP 400 INDEX. IT IS IMPORTANT TO NOTE THAT THE MID CAP FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND IS UNMANAGED. THE COMPARISON IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY.

--------------------------------------------------------------------------------
  HISTORICAL PERFORMANCE (UNAUDITED)
  MID CAP FUND -- CLASS A SHARES
  COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH THE S&P MIDCAP 400 INDEX
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                                                    S&P MidCap 400
                                      Class A       Index
                                      -------       --------------
                   11/30/01             9425            10000
                   12/31/01             9769            10517
                   6/30/02              9034            10179
                   12/31/02             7818             8990

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PERFORMANCE ABOVE REFLECTS RETURNS AFTER DEDUCTION OF APPLICABLE MAXIMUM SALES CHARGE. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS@
--------------------------------------------------------------------------------

National Commerce Finance Corp.                                             2.1%
.................................................................................
KeySpan Corp.                                                               2.1%
.................................................................................
Weatherford International, Inc.                                             2.0%
.................................................................................
Compass Bancshares, Inc.                                                    2.0%
.................................................................................
Hormel Foods Corp.                                                          2.0%
.................................................................................
Expeditors International of Washington, Inc.                                2.0%
.................................................................................
The E.W. Scripps Co.                                                        2.0%
.................................................................................
Mercantile Bankshares Corp.                                                 1.8%
.................................................................................
Universal Health Service, Inc.                                              1.8%
.................................................................................
DENTSPLY International Inc.                                                 1.7%
================================================================================


--------------------------------------------------------------------------------
MID CAP FUND
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2002+ (UNAUDITED)
--------------------------------------------------------------------------------


CLASS A SHARES                 WITHOUT SALES CHARGES(5)    WITH SALES CHARGES(6)
.................................................................................

Since Inception (11/30/01)             (15.83)%                  (20.30)%
1 year                                 (19.98)%                  (24.58)%
.................................................................................

CLASS B SHARES
.................................................................................
Since Inception (12/18/01)             (19.07)%                  (22.20)%
1 year                                 (20.46)%                  (24.44)%
.................................................................................

CLASS 2 SHARES
.................................................................................

Since Inception (5/7/02)               (19.96)%*                 (21.56)%*
.................................................................................

CLASS O SHARES***
.................................................................................

10 year                                 12.04%                    12.04%
5 year                                   7.16%                     7.16%
3 year                                  (1.62)%                   (1.62)%
1 year                                 (19.72)%                  (19.72)%
================================================================================
                     See pages 16 and 17 for all footnotes.

FOOTNOTES

(1) The Lehman Brothers Municipal 4 Years Plus Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period August 17, 1995 through December 31, 2002, the combined Index returns are for the period September 1, 1995 through December 31, 2002.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and 2 shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class 2 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares have no initial or contingent deferred sales charges.

(4) The Lehman Brothers California 4 Years Plus Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period November 2, 1998 through December 31, 2002, the combined Index returns are for the period December 1, 1998 through December 31, 2002.

(5) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and 2 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and 2 shares.

(6) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and 2 shares reflect the deduction of the maximum sales charge of 5.75% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class 2 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares have no initial or contingent deferred sales charges.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++   Includes cash and other net assets.

* Total return is not annualized, as it may not be representative of the total return for the year.

**   Amount represents less than 1%.

*** Performance calculations for Class O shares for Mid Cap Fund include the historical return information related to the Keough Common Stock Fund of the Collective Trust for Citibank's Business and Professional Retirement Plan, which was the predecessor fund, for the period from January 1, 1993 through September 7, 2001.

#    As a percentage of net assets.

@    As a percentage of total common stock.

SCHEDULES OF INVESTMENTS
December 31, 2002


SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT   RATING+                                      SECURITY                                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 99.7%
AVIATION -- 1.5%
                     Austin, Texas, Airport System Revenue:
$ 440,000   Aaa        6.500% due 11/15/05 ..........................................................................   $   489,016
   60,000   Aaa        Series A, 6.500% due 11/15/05 ................................................................        67,838
  250,000   Aaa      Miami, Dade County, Florida, Aviation, 5.550% due 10/1/13 ......................................       275,457
                                                                                                                        -----------
                                                                                                                            832,311
                                                                                                                        -----------
EDUCATION -- 13.6%
1,025,000   Aa3      El Paso County, Colorado, School District, 6.375% due 12/1/17 ..................................     1,245,826
  300,000   Aaa      Indiana Secondary Market for Education, 5.550% due 12/1/05 .....................................       323,013
  400,000   A1       Massachusetts State Health Educational Facilities, 6.500% due 12/1/05 ..........................       445,588
  145,000   A1       Mississippi Higher Education Student Loan, 6.050% due 9/1/07 ...................................       146,831
                     New York State:
  250,000   A1         Dormitory Authority, Lease Revenue, 6.000% due 7/1/14 ........................................       290,445
1,110,000   AA*        Dormitory Authority Revenue, 5.500% due 3/15/16 ..............................................     1,230,513
1,150,000   Aaa      Northside, Texas, Independent School District, 6.000% due 8/15/16 ..............................     1,325,605
1,300,000   Aaa      Pennsylvania State Higher Education Authority, 6.125% due 12/15/17 .............................     1,558,726
1,045,000   Aa1      University of Texas Revenue, 5.750% due 8/15/15 ................................................     1,224,959
                                                                                                                        -----------
                                                                                                                          7,791,506
                                                                                                                        -----------
GENERAL OBLIGATION -- 34.5%
1,000,000   Aa1      Boulder, Colorado, Open Space Acquisition, 5.500% due 8/15/17 ..................................     1,092,720
  250,000   Aaa      Cook County, Illinois, 5.625% due 11/15/16 .....................................................       278,373
1,605,000   Aaa      Georgia State, 5.800% due 11/1/16 ..............................................................     1,825,142
1,300,000   Aaa      Hamilton County, Ohio, Sales Tax, 5.750% due 12/1/17 ...........................................     1,464,047
                     Illinois State:
1,000,000   Aaa        5.500% due 2/1/16 ............................................................................     1,107,510
1,500,000   Aaa        6.100% due 1/1/20 ............................................................................     1,702,065
                     Massachusetts State:
3,900,000   Aa2        6.000% due 2/1/14 ............................................................................     4,617,054
2,000,000   Aa2        6.000% due 6/1/15 ............................................................................     2,366,440
                     Regional Transportation Authority of Illinois:
2,510,000   Aaa        5.750% due 6/1/14 ............................................................................     2,939,084
2,000,000   Aaa        5.750% due 6/1/15 ............................................................................     2,350,240
                                                                                                                        -----------
                                                                                                                         19,742,675
                                                                                                                        -----------
HOUSING -- 4.7%
1,940,000   Aaa      Connecticut State Housing and Finance Authority, 5.950% due 5/15/17 ............................     2,035,778
  140,000   Aaa      Florida Housing Finance Agency, 6.150% due 7/1/06 ..............................................       147,206
  250,000   Aa1      Maine State Housing Authority, 5.950% due 11/15/11 .............................................       263,480
  240,000   Aa2      North Dakota State Housing Finance Agency Revenue, 6.100% due 7/1/13 ...........................       253,709
                                                                                                                        -----------
                                                                                                                          2,700,173
                                                                                                                        -----------
MISCELLANEOUS -- 8.5%
  500,000   BBB+*    Indiana Health Facility Finance Authority Hospital Revenue, 5.800% due 8/15/06 .................       538,820
  240,000   Aaa      Iowa Finance Authority Single Family Revenue, 6.000% due 7/1/13 ................................       253,778
1,500,000   Aaa      New Jersey Sports & Exposition Authority Contractors, 6.000% due 3/1/15 ........................     1,727,205
1,500,000   Aa2      New York City, New York, Transitional Authority Revenue, 6.125% due 11/15/14 ...................     1,800,780
  500,000   Aa1      New York State Mortgage Agency Revenue, 5.900% due 10/1/06 .....................................       532,275
                                                                                                                        -----------
                                                                                                                          4,852,858
                                                                                                                        -----------
POWER -- 4.2%
2,000,000   Aaa      Sikeston, Missouri, Electrical Revenue, 6.000% due 6/1/14 ......................................     2,395,800
                                                                                                                        -----------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS
(continued)


SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT   RATING+                                      SECURITY                                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 19.1%
                     Massachusetts Bay Transportation Authority:
$1,000,000   Aaa       5.500% due 3/1/14 ............................................................................   $ 1,146,460
 2,500,000   Aaa       5.500% due 3/1/15 ............................................................................     2,860,600
   500,000   Aa3     Massachusetts State Federal Highway, 5.750% due 12/15/14 .......................................       570,705
 1,000,000   Aaa     Metropolitan Transit Authority, New York, 6.125% due 4/1/17 ....................................     1,198,260
 1,500,000   Aaa     Miami, Dade County, Florida, Expressway Authority, 6.000% due 7/1/13 ...........................     1,748,025
 3,000,000   Aaa     New Jersey Economic Development Authority Revenue (Transportation Project), Series A,
                       5.750% due 5/1/13 ............................................................................     3,368,700
                                                                                                                        ------------
                                                                                                                         10,892,750
                                                                                                                        -----------
WATER AND SEWER --13.6%
 1,000,000   Aaa     Chicago, Illinois, Wastewater Transmission Revenue, 6.000% due 1/1/15 ..........................     1,185,500
 2,280,000   Aaa     Kansas State, Development Finance Authority Revenue, 5.750% due 4/1/14 .........................     2,603,327
 2,000,000   Aaa     Lower Colorado River Authority, Texas, Revenue, 6.000% due 5/15/13 .............................     2,295,060
   280,000   Aaa     Passaic Valley, New Jersey, Sewer Commrs, 5.750% due 12/1/07 ...................................       323,697
 1,165,000   Aaa     Pueblo, Colorado, Waterworks Revenue, 6.000% due 11/1/15 .......................................     1,351,435
                                                                                                                        -----------
                                                                                                                          7,759,019
                                                                                                                        -----------
TOTAL MUNICIPAL BONDS AND NOTES (Cost -- $50,958,513) ...............................................................    56,967,092
                                                                                                                        -----------

VARIABLE RATE DEMAND NOTES++ -- 1.6%
  900,000   VMIG 1   St. Charles Parish, Lousiana Pollution Control Revenue, due 10/1/25 (Cost-- $900,000) ..........       900,000
                                                                                                                        -----------

TOTAL INVESTMENTS (Cost-- $51,858,513**) ...................................................................  101.3%     57,867,092
Liabilities in Excess of Other Assets ......................................................................   (1.3)       (724,368)
                                                                                                              -----     -----------
NET ASSETS .................................................................................................  100.0%    $57,142,724
                                                                                                              =====     ===========


----------
+ All ratings are by Moody's Investors Service, except for those which are identified by an asterisk (*), are rated by Standard & Poor's Ratings Service.

++ Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days notice.

**   Aggregate cost for Federal income tax purposes is substantially the same.


     See page 27 for definitions of ratings.

SCHEDULES OF INVESTMENTS
(continued)


SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT   RATING+                                      SECURITY                                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 91.9%
GENERAL OBLIGATION -- 38.2%
$  500,000   A1       California State, 5.250% due 10/1/14 ..........................................................  $    533,315
 1,000,000   Aaa      Glendale, California University School District, 5.750% due 9/1/13 ............................     1,146,810
   250,000   Aaa      Lake Tahoe, California University School District, 5.500% due 7/1/14 ..........................       288,000
   250,000   Aaa      Los Angles, California University School District, 5.750% due 7/1/13 ..........................       295,400
   250,000   Aaa      Placer, California University High School District, 6.000% due 8/1/14 .........................       294,147
   575,000   Aaa      Pomona, California University School District, 6.500% due 8/1/19 ..............................       703,461
 1,150,000   Aaa      Puerto Rico Commonwealth, 6.250% due 7/1/12 ...................................................     1,406,530
   625,000   Aaa      San Bernardino, California University School District, 5.625% due 8/1/15 ......................       705,344
   550,000   Aa3      Santa Monica-Malibu, California University School District, 5.400% due 8/1/10 .................       574,481
                                                                                                                       ------------
                                                                                                                          5,947,488
                                                                                                                       ------------
HOUSING -- 9.5%
                     California Housing Finance Agency:
   400,000   Aa3      4.800% due 8/1/12 ...........................................................................         415,504
 1,000,000   Aaa      5.850% due 8/1/17 ...........................................................................       1,053,070
                                                                                                                       ------------
                                                                                                                          1,468,574
                                                                                                                       ------------
MISCELLANEOUS -- 1.9%
   250,000   Aa3      Sacramento County, California Sanitation District, 6.000% due 12/1/14 .........................       294,715
                                                                                                                       ------------
TRANSPORTATION -- 18.4%
   500,000   Aaa      California Bay Area Government Rapid Transit Revenue, 4.000% due 6/15/08 ......................       505,255
 2,000,000   Aaa      Intermodal Container Transfer, 5.750% due 11/1/14 .............................................     2,358,000
                                                                                                                       ------------
                                                                                                                          2,863,255
                                                                                                                       ------------
WATER AND SEWER -- 23.9%
 1,000,000   Aaa      Fresno, California, Sewer Revenue, 6.250% due 9/1/14 ..........................................     1,223,590
 1,500,000   Aaa      Puerto Rico Commonwealth Aqueduct Sewer, 6.250% due 7/1/13 ....................................     1,841,670
   560,000   Aa3      San Diego County, California, Water Revenue, 5.750% due 5/1/12 ................................       654,573
                                                                                                                       ------------
                                                                                                                          3,719,833
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost -- $12,929,743) ...............................................................    14,293,865
                                                                                                                       ------------

VARIABLE RATE DEMAND NOTES++ -- 6.3%
HOUSING -- 4.4%
                     California Statewide Community Development Authority:
   175,000   VMIG 1   1.550% due 6/1/26 ...........................................................................         175,000
   500,000   VMIG 1   1.430% due 4/1/28 ...........................................................................         500,000
                                                                                                                       ------------
                                                                                                                            675,000
                                                                                                                       ------------
WATER AND POWER -- 1.9%
   300,000   VMIG 1   Los Angeles, California Department of Water and Power Revenue, 1.550% due 7/1/35 ..............       300,000
                                                                                                                       ------------
TOTAL VARIABLE RATE DEMAND NOTES (Cost -- $975,000) .................................................................       975,000
                                                                                                                       ------------

TOTAL INVESTMENTS (Cost-- $13,904,743*) ....................................................................   98.2%      15,268,865
Other Assets in Excess of Liabilities ......................................................................    1.8          286,568
                                                                                                              -----     ------------
NET ASSETS .................................................................................................  100.0%    $ 15,555,433
                                                                                                              =====     ============

----------------
+    All securities are rated by Moody's Investors Service.

++ Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days notice.

*    Aggregate cost for Federal income tax purposes is substantially the same.


     See page 27 for definitions of ratings.


                                        SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS
(continued)


SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT    RATING+                                      SECURITY                                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 98.1%
EDUCATION -- 23.6%
                    New York State Dormitory Authority:
$  825,000   Aaa      5.500% due 1/15/14 ..........................................................................    $    921,847
 3,000,000   Aaa      5.750% due 7/1/18 ...........................................................................       3,525,480
 1,000,000   Aaa      Columbia University, Series B, 5.375% due 7/1/15 ............................................       1,118,540
 1,610,000   A3       Mental Health Services, 6.500% due 2/15/11 ..................................................       1,973,844
                      New York University:
 1,000,000   Aaa        5.750% due 7/1/15 .........................................................................       1,171,750
 6,300,000   Aaa        5.750% due 7/1/27 .........................................................................       7,337,295
 2,500,000   Aaa      North Shore University Hospital, 5.500% due 11/1/14 .........................................       2,865,550
 1,500,000   Aaa      Series A, 5.750% due 7/1/17 .................................................................       1,712,460
                      State University:
 2,030,000   A3         5.250% due 5/15/13 ........................................................................       2,268,951
 1,515,000   Aaa        5.750% due 7/1/13 .........................................................................       1,712,995
 1,160,000   Aaa        6.000% due 7/1/15 .........................................................................       1,347,665
 1,070,000   Aaa        5.750% due 5/15/17 ........................................................................       1,257,560
 1,000,000   AAA*       5.500% due 7/1/18 .........................................................................       1,100,990
 1,690,000   A3         5.400% due 5/15/23 ........................................................................       1,820,992
                                                                                                                       ------------
                                                                                                                         30,135,919
                                                                                                                       ------------
GENERAL OBLIGATION -- 7.9%
                    New York City, NY:
 3,200,000   A2       Series A, 6.250% due 8/1/12 .................................................................       3,561,472
 1,185,000   A2       Series B, 6.375% due 8/15/11 ................................................................       1,298,369
 2,450,000   A2     New York State, 5.750% due 8/1/14 .............................................................       2,648,915
                    Puerto Rico Commonwealth:
 1,015,000   Aaa      Public Improvement, 5.500% due 7/1/15 .......................................................       1,176,497
 1,250,000   Aaa      Refunding, Public Improvement, Series A, 5.500% due 7/1/16 ..................................       1,453,912
                                                                                                                       ------------
                                                                                                                         10,139,165
                                                                                                                       ------------
HIGHWAY/TOLLS -- 20.2%
                    New York State Thruway Authority:
                      Local Highway:
 7,415,000   A3         6.000% due 4/1/11 .........................................................................       8,591,008
 4,370,000   Aaa        Series B, 5.375% due 4/1/13 ...............................................................       4,795,114
5,275,000    Aa3        Series E, 5.250% due 1/1/13                                                                       5,698,108
                    Puerto Rico Commonwealth Highway Authority:
 1,250,000   Aaa      5.500% due 7/1/13 ...........................................................................       1,453,525
 2,000,000   Aaa      6.250% due 7/1/14 ...........................................................................       2,463,140
 1,000,000   Aaa      5.500% due 7/1/15 ...........................................................................       1,159,110
 1,500,000   Aaa      Series E, 5.500% due 7/1/22 .................................................................       1,722,945
                                                                                                                       ------------
                                                                                                                         25,882,950
                                                                                                                       ------------
HOUSING -- 10.1%
                    New York State Housing Finance Agency ETM:
 4,775,000   Aaa      7.900% due 11/1/06 ..........................................................................       5,374,358
   630,000   A3       Pre-Refunded, 5.875% due 9/15/14 ............................................................         663,390
 3,370,000   A3       Unrefunded, 5.875% due 9/15/14 ..............................................................       3,531,423
 3,200,000   Aa1    New York State Mortgage Agency Revenue, AMT, 5.350% due 10/1/18 ...............................       3,277,216
                                                                                                                       ------------
                                                                                                                         12,846,387
                                                                                                                       ------------
MISCELLANEOUS -- 3.4%
                    New York City Housing Development Corp.:
 1,310,000   Aa2      5.625% due 5/1/12 ...........................................................................       1,381,644
 1,645,000   Aa2      6.100% due 11/1/19 ..........................................................................       1,757,140
 1,100,000   Aaa    Puerto Rico Public Finance Corp., 5.500% due 8/1/17 ...........................................       1,228,832
                                                                                                                       ------------
                                                                                                                          4,367,616
                                                                                                                       ------------

                                        SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS
(continued)


SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT    RATING+                                      SECURITY                                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
POWER -- 2.6%
$3,280,000   Aaa      Long Island Power Authority, NY, zero coupon due 6/1/15 .....................................    $  1,951,666
 1,250,000   Aaa      Puerto Rico Electric Power Authority, 5.500% due 7/1/14 .....................................       1,367,175
                                                                                                                       ------------
                                                                                                                          3,318,841
                                                                                                                       ------------
SALES TAX -- 10.9%
                      New York City Transitional, NY, Series A:
 1,000,000   Aa2        5.750% due 2/15/14 ........................................................................       1,150,799
 1,000,000   Aaa        5.875% due 11/1/14 ........................................................................       1,147,320
 5,000,000   Aa2        6.000% due 8/15/15 ........................................................................       6,010,650
 5,000,000   Aa2        5.750% due 2/15/16 ........................................................................       5,613,850
                                                                                                                       ------------
                                                                                                                         13,922,619
                                                                                                                       ------------
STATE AGENCIES -- 5.6%
                      New York State Local Government Assistance:
 3,000,000   A3         5.500% due 4/1/17 .........................................................................       3,442,350
 2,000,000   A3         Series E, 6.000% due 4/1/14 ...............................................................       2,365,000
 1,245,000   A3       New York State Urban Development Authority, Youth Facilities, 5.875% due 4/1/09 .............       1,342,334
                                                                                                                       ------------
                                                                                                                          7,149,684
                                                                                                                       ------------
TRANSPORTATION -- 13.6%
                      Metropolitan Transportation Authority, NY:
 2,380,000   Baa1       5.500% due 7/1/12 .........................................................................       2,673,406
 4,000,000   A3         5.750% due 7/1/13 .........................................................................       4,642,880
 2,000,000   Aaa        6.125% due 4/1/17 .........................................................................       2,396,520
 2,300,000   Aaa        5.125% due 7/1/17 .........................................................................       2,617,584
 1,000,000   Aaa        5.500% due 7/1/17 .........................................................................       1,145,320
                      New York City Transportation Authority:
 2,500,000   Aaa        5.625% due 1/1/14 .........................................................................       2,780,575
 1,000,000   Aaa        5.625% due 1/1/15 .........................................................................       1,123,320
                                                                                                                       ------------
                                                                                                                         17,379,605
                                                                                                                       ------------
WATER AND SEWER -- 0.2%
   290,000   Aa       New York State Environmental Facilities, 7.500% due 6/15/12 .................................         291,818
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost -- $114,286,549) ............................................................     125,434,604
                                                                                                                       ------------

VARIABLE RATE DEMAND NOTES++ -- 0.4%
   450,000   VMIG 1   New York City, Trust for Cultural Resources, Soloman R. Guggenheim Foundation,
                        Series B, 1.750% due 12/1/15 (Cost -- $450,000) ...........................................         450,000
                                                                                                                       ------------

TOTAL INVESTMENTS (Cost-- $114,736,549**) ...................................................................  98.5%     125,884,604
Other Assets in Excess of Liabilities .......................................................................   1.5        1,944,472
                                                                                                              -----     ------------
NET ASSETS .................................................................................................. 100.0%    $127,829,076
                                                                                                              =====     ============

----------------
+ All ratings are by Moody's Investors Service, except for those which are indentified by an asterisk (*), are rated by Standard & Poor's Ratings Service.

++ Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days notice.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     ABBREVIATIONS USED IN THIS SCHEDULE:
     ------------------------------------
     AMT -- Alternative Minimum Tax.
     ETM -- Escrowed to Maturity.

     See page 27 for definitions of ratings.


                                              SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS
(continued)

SALOMON BROTHERS MID CAP FUND
--------------------------------------------------------------------------------
SHARES                              SECURITY                           VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.3%
AIR FREIGHT AND COURIERS -- 1.9%
  9,920       Expeditors International of Washington, Inc. .....   $    323,888
                                                                   ------------
AUTO EQUIPMENT -- 0.9%
  3,600       Superior Industries International, Inc. ..........        148,896
                                                                   ------------
BIOTECHNOLOGY -- 2.5%
  3,200       Cephalon, Inc.* ..................................        155,737
  5,700       Gilead Sciences, Inc.* ...........................        193,800
  8,670       Millennium Pharmaceuticals, Inc.* ................         68,840
                                                                   ------------
                                                                        418,377
                                                                   ------------
COMMERCIAL SERVICES AND SUPPLIES -- 2.7%
  8,590       GTECH Holdings Corp.* ............................        239,317
  5,435       Robert Half International Inc.* ..................         87,558
  4,440       Valassis Communications, Inc.* ...................        130,669
                                                                   ------------
                                                                        457,544
                                                                   ------------
COMPUTER EQUIPMENT AND PRODUCTS -- 0.7%
  1,900       Lexmark International, Inc.* .....................        114,950
                                                                   ------------
CONSUMER DISCRETIONARY -- 4.2%
  3,600       Fortune Brands, Inc. .............................        167,436
  4,440       Gentex Corp.* ....................................        140,482
  6,470       Leggett & Platt, Inc. ............................        145,187
  5,000       Pactiv Corp.* ....................................        109,300
  1,700       W.W. Grainger, Inc. ..............................         87,635
  1,000       Whirlpool Corp. ..................................         52,220
                                                                   ------------
                                                                        702,260
                                                                   ------------
CONSUMER STAPLES -- 6.0%
  7,000       Coca-Cola Enterprises Inc. .......................        152,040
 13,910       Hormel Foods Corp. ...............................        324,520
  5,200       The J. M. Smucker Co. ............................        207,012
  9,350       McCormick & Co., Inc. ............................        216,920
  4,800       Sensient Technologies Corp. ......................        107,856
                                                                   ------------
                                                                      1,008,348
                                                                   ------------
DEFENSE -- 2.1%
  3,348       Alliant Techsystems Inc.* ........................        208,748
  3,130       L-3 Communications Holding Corp.* ................        140,568
                                                                   ------------
                                                                        349,316
                                                                   ------------
ELECTRICAL EQUIPMENT AND PRODUCTS -- 0.7%
  2,200       AMETEK, Inc. .....................................         84,678
  1,100       Amphenol Corp.* ..................................         41,800
                                                                   ------------
                                                                        126,478
                                                                   ------------
ENERGY -- 8.8%
  7,300       Ensco International Inc. .........................        214,985
  3,000       EOG Resources, Inc. ..............................        119,760
 13,000       Grant Prideco, Inc.* .............................        151,320
 13,115       Hanover Compressor Co.* ..........................        120,396
  5,500       Lyondell Chemical Co. ............................         69,520
  3,600       Murphy Oil Corp. .................................        154,260
  5,800       Smith International Inc.* ........................        189,196
  6,100       Spinnaker Exploration Co.* .......................        134,505
  8,225       Weatherford International, Inc.* .................        328,424
                                                                   ------------
                                                                      1,482,366
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS
(continued)


SALOMON BROTHERS MID CAP FUND
--------------------------------------------------------------------------------
SHARES                              SECURITY                           VALUE
--------------------------------------------------------------------------------
FINANCIALS -- 9.5%
  8,500       Banknorth Group, Inc. ............................   $    192,100
 10,485       Compass Bancshares, Inc. .........................        327,866
    965       M&T Bank Corp. ...................................         76,573
  7,520       Mercantile Bankshares Corp. ......................        290,197
 14,660       National Commerce Financial Corp. ................        349,641
  3,200       North Fork Bancorp., Inc. ........................        107,968
  2,900       UnionBanCal Corp. ................................        113,883
  7,700       Waddell & Reed Financial, Inc. ...................        151,459
                                                                   ------------
                                                                      1,609,687
                                                                   ------------
HEALTHCARE -- 3.1%
  4,890       Laboratory Corp. of American Holdings* ...........        113,644
  2,100       Lincare Holdings Inc.* ...........................         66,402
  1,900       Triad Hospitals, Inc.* ...........................         56,677
  6,400       Universal Health Service, Inc. ...................        288,640
                                                                   ------------
                                                                        525,363
                                                                   ------------
HOTELS, RESTAURANTS AND LEISURE -- 3.0%
  7,855       Outback Steakhouse, Inc.* ........................        270,526
  8,965       Royal Caribbean Cruises Ltd. .....................        149,715
  4,265       Starbucks Corp.* .................................         86,921
                                                                   ------------
                                                                        507,162
                                                                   ------------
INDUSTRIALS -- 1.8%
  3,945       Carlisle Cos. Inc. ...............................        163,244
  2,333       Mohawk Industries, Inc.* .........................        132,864
                                                                   ------------
                                                                        296,108
                                                                   ------------
INSURANCE -- 6.3%
  2,400       Ambac Financial Group, Inc. ......................        134,976
  7,100       Arthur J. Gallagher & Co. ........................        208,598
  4,100       Nationwide Financial Services, Inc. ..............        117,465
  4,400       Ohio Casualty Corp.* .............................         56,980
  3,100       PartnerRe Ltd. ...................................        160,642
  5,000       Philadelphia Consolidated Holding Corp.* .........        177,000
  4,300       StanCorp Financial Group, Inc. ...................        210,055
                                                                   ------------
                                                                      1,065,716
                                                                   ------------
IT CONSULTING AND SERVICES -- 2.2%
  2,500       Affiliated Computer Services, Inc.* ..............        131,625
 10,660       The BISYS Group, Inc.* ...........................        169,494
  4,700       Netscreen Technologies, Inc.* ....................         79,148
                                                                   ------------
                                                                        380,267
                                                                   ------------
MACHINERY -- 1.8%
  9,800       FMC Technologies, Inc.* ..........................        200,214
  4,800       Regal-Beloit Corp. ...............................         99,360
                                                                   ------------
                                                                        299,574
                                                                   ------------
MANUFACTURING -- 3.6%
  6,900       AptarGroup, Inc. .................................        215,556
  1,200       Donaldson Co., Inc. ..............................         43,200
  6,300       IDEX Corp. .......................................        206,010
  2,700       Teleflex Inc. ....................................        115,803
  2,300       Vishay Intertechnology, Inc.* ....................         25,714
                                                                   ------------
                                                                        606,283
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS
(continued)


SALOMON BROTHERS MID CAP FUND
--------------------------------------------------------------------------------
SHARES                              SECURITY                           VALUE
--------------------------------------------------------------------------------
MATERIALS -- 2.5%
  3,085     Albemarle Corp. .....................................   $    87,768
  7,500     Monsanto Co. ........................................       144,375
  2,005     Temple Inland Inc. ..................................        89,844
  2,700     Vulcan Materials Co. ................................       101,250
                                                                    -----------
                                                                        423,237
                                                                    -----------
MEDIA -- 5.8%
  5,300     Cablevision Systems New York Group, Class A Shares* .        88,722
  3,000     Cox Radio, Inc.* ....................................        68,430
  4,200     The E.W. Scripps Co. ................................       323,190
  1,800     Scholastic Corp.* ...................................        64,710
  5,400     Univision Communications Inc.* ......................       132,300
    200     The Washington Post Co. .............................       147,600
  4,040     Westwood One, Inc.* .................................       150,934
                                                                    -----------
                                                                         975,886
                                                                    -----------
MEDICAL EQUIPMENT AND PRODUCT -- 3.2%
  7,300     DENTSPLY International Inc. .........................       271,560
  3,500     Respironics, Inc.* ..................................       106,509
  4,000     St. Jude Medical, Inc.* .............................       158,880
                                                                    -----------
                                                                        536,949
                                                                    -----------
PHARMACEUTICALS -- 1.5%
  3,935     Barr Laboratories, Inc.* ............................       256,129
                                                                    -----------
REAL ESTATE -- 1.0%
  2,100     Hospitality Properties Trust ........................        73,920
  3,100     The St. Joe Co. .....................................        93,000
                                                                    -----------
                                                                        166,920
                                                                    -----------
RETAIL -- 4.9%
  3,380     Abercrombie & Fitch Co.* ............................        69,155
  9,725     Barnes & Nobles, Inc.* ..............................       175,731
  1,100     Columbia Sportwear Co.* .............................        48,862
  6,000     Dollar Tree Stores, Inc.* ...........................       147,420
  3,550     The Neiman Marcus Group, Inc. .......................       107,884
  6,000     PETsMART, Inc.* .....................................       102,780
  2,700     The Talbots, Inc. ...................................        74,331
  3,900     Williams-Sonoma, Inc.* ..............................       105,885
                                                                    -----------
                                                                        832,048
                                                                    -----------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 3.6%
  5,475     Microchip Technology Inc.* ..........................       133,864
  5,000     Novellus Systems, Inc.* .............................       140,400
 10,805     RF Micro Devices, Inc.* .............................        79,201
 14,605     Semtech Corp.* ......................................       159,487
  7,830     Teradyne, Inc.* .....................................       101,868
                                                                    -----------
                                                                        614,820
                                                                    -----------
SOFTWARE -- 5.7%
  3,400     Activision, Inc.* ...................................        49,606
  9,400     Jack Henry & Associates, Inc. .......................       113,176
  8,240     Mercury Interactive Corp.* ..........................       244,316
  2,640     National Instruments Corp.* .........................        85,774
  4,300     Network Associates, Inc.* ...........................        69,187
 11,400     Quest Software, Inc.* ...............................       117,534
  3,130     Synopsys, Inc.* .....................................       144,449
 23,000     TIBCO Software Inc.* ................................       142,140
                                                                    -----------
                                                                        966,182
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS
(continued)

SALOMON BROTHERS MID CAP FUND
--------------------------------------------------------------------------------
SHARES                              SECURITY                           VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.9%
  3,300     Telephone and Data Systems, Inc. ....................   $   155,166
                                                                    -----------
TRANSPORTATION -- 0.5%
  2,850     JetBlue Airways Corp.* ..............................        76,950
                                                                    -----------
UTILITIES -- 5.9%
  4,100     Energy East Corp. ...................................        90,569
  9,600     KeySpan Corp. .......................................       338,304
  4,800     Mirant Corp.* .......................................         9,072
  3,400     NiSource Inc. .......................................        68,000
  7,600     Pepco Holdings, Inc. ................................       147,364
  3,000     SCANA Corp. .........................................        92,880
  2,900     Vectren Corp. .......................................        66,700
  6,900     Wisconsin Energy Corp. ..............................       173,880
                                                                    -----------
                                                                        986,769
                                                                    -----------
TOTAL COMMON STOCK (Cost -- $16,753,311) ........................    16,413,639
                                                                    -----------

  FACE
 AMOUNT
-----------------
REPURCHASE AGREEMENT -- 2.7%
$451,000    State Street Bank and Trust Co., 1.050% due 1/2/03;
              Proceeds at maturity -- $451,026; (Fully
              collateralized by Federal National Mortgage
              Association Bonds, 3.550% due 5/24/04;
              Market value -- $460,672)
              (Cost -- $451,000) ..............................         451,000
                                                                    -----------

TOTAL INVESTMENTS-- 100% (Cost-- $17,204,311**) ......  100.0%       16,864,639
Liabilities in Excess of Other Assets ................   (0.0)+          (2,508)
                                                        -----       -----------

NET ASSETS ...........................................  100.0%      $16,862,131
                                                        =====       ===========

----------
*  Non-income producing security.

+  Percentage represents less than 0.1%.

** Aggregate cost for Federal income tax purposes is $17,209,615.


                       SEE NOTES TO FINANCIAL STATEMENTS.

BOND RATINGS
(unaudited)

The definitions of the applicable rating symbols are set forth below:

STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

 AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
             Poor's. Capacity to pay interest and repay principal is extremely strong.

 AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

 A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S INVESTORS SERVICE ("MOODY'S") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

 Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
             Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A         -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa       -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 NR       -- Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

SHORT-TERM SECURITY RATINGS
(unaudited)

 SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

 A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1    -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1       -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002

                                                                                              SALOMON BROTHERS
                                                                          -------------------------------------------------------
                                                                            NATIONAL      CALIFORNIA     NEW YORK        MID
                                                                            TAX FREE      TAX FREE       TAX FREE        CAP
                                                                            BOND FUND     BOND FUND      BOND FUND       FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost ..............................................    $51,858,513    $13,904,743   $114,736,549   $17,204,311
 .....................................................................    ===========    ===========   ============   ===========
   Investments, at value .............................................    $57,867,092    $15,268,865   $125,884,604   $16,864,639
   Cash ..............................................................         90,251         25,944         36,681            31
   Dividends and interest receivable .................................        673,501        249,726      2,284,501        11,725
   Receivable for Fund shares sold ...................................         25,751         32,352          5,270         9,427
   Receivable from manager ...........................................             --        116,712             --        14,904
   Other assets ......................................................          4,399             --             --            --
                                                                          -----------    -----------   ------------   -----------
   TOTAL ASSETS ......................................................     58,660,994     15,693,599    128,211,056    16,900,726
                                                                          -----------    -----------   ------------   -----------
LIABILITIES:
   Payable for securities purchased ..................................      1,213,086             --             --            --
   Payable for Fund shares purchased .................................        127,063             --        116,733            --
   Dividends payable .................................................         42,649          7,887        103,944            --
   Distribution and service fees payable .............................         16,255          3,493         22,733           253
   Management fees payable ...........................................         10,277         32,981         44,362            --
   Accrued expenses ..................................................        108,940         93,805         94,208        38,342
 .....................................................................    -----------    -----------   ------------   -----------
   TOTAL LIABILITIES .................................................      1,518,270        138,166        381,980        38,595
                                                                          -----------    -----------   ------------   -----------
TOTAL NET ASSETS .....................................................    $57,142,724    $15,555,433   $127,829,076   $16,862,131
                                                                          ===========    ===========   ============   ===========
NET ASSETS:
   Par value of shares of beneficial interest ........................    $        --    $        --   $         --   $     1,275
   Capital paid in excess of par value ...............................     60,703,953     17,355,740    126,789,089    19,269,447
   Undistributed net investment income ...............................         25,755             --         64,276           772
   Accumulated net realized loss from security transactions ..........     (9,595,563)    (3,164,429)   (10,172,344)   (2,069,691)
   Net unrealized appreciation (depreciation) of investments .........      6,008,579      1,364,122     11,148,055      (339,672)
                                                                          -----------    -----------   ------------   -----------
TOTAL NET ASSETS .....................................................    $57,142,724    $15,555,433   $127,829,076   $16,862,131
                                                                          ===========    ===========   ============   ===========
SHARES OUTSTANDING:
   Class A shares ....................................................      4,266,551      1,437,296     10,699,554         8,766
                                                                          ===========    ===========   ============   ===========
   Class B shares ....................................................        410,063         23,280         18,281         8,263
                                                                          ===========    ===========   ============   ===========
   Class 2 shares ....................................................        149,423          2,414          3,099         1,974
                                                                          ===========    ===========   ============   ===========
   Class O shares ....................................................         18,351            186          7,768     1,255,837
                                                                          ===========    ===========   ============   ===========
NET ASSET VALUE:
CLASS A SHARES
   Net asset value and redemption price ..............................        $11.79         $10.63         $11.91        $13.18
                                                                         ===========    ===========   ============   ===========
   Maximum offering price per share (based on maximum sales charges of
     4.00%, 4.00%, 4.00% and 5.75%, respectively) ....................        $12.28         $11.07         $12.41        $13.98
                                                                         ===========    ===========   ============   ===========
CLASS B SHARES
   Net asset value and offering price* ...............................        $11.80         $10.63         $11.91        $13.10
                                                                         ===========    ===========   ============   ===========
CLASS 2 SHARES
   Net asset value*+ .................................................        $11.80         $10.63         $11.92        $13.15
                                                                         ===========    ===========   ============   ===========
   Maximum offering price per share (based on maximum sales charge of
     1.00% for Mid Cap Fund) .........................................           N/A            N/A            N/A        $13.28
                                                                         ===========    ===========   ============   ===========
CLASS O SHARES
   Net asset value, offering price and redemption price per share ....        $11.79         $10.63         $11.90        $13.23
                                                                         ===========    ===========   ============   ===========

----------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

+ Net asset value and offering price for National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                                                                              SALOMON BROTHERS
                                                                          -------------------------------------------------------
                                                                            NATIONAL      CALIFORNIA     NEW YORK        MID
                                                                            TAX FREE      TAX FREE       TAX FREE        CAP
                                                                            BOND FUND     BOND FUND      BOND FUND       FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ...........................................................   $ 3,088,601      $ 695,586    $ 6,699,969      $ 15,843
   Dividends ..........................................................            --             --             --       174,136
                                                                          -----------    -----------   ------------   -----------
   TOTAL INVESTMENT INCOME ............................................     3,088,601        695,586      6,699,969       189,979
                                                                          -----------    -----------   ------------   -----------

EXPENSES:
   Management fees (Note 2) ...........................................       310,846         76,814        671,797       149,023
   Distribution and service fees (Note 3) .............................       196,338         39,248        336,216           953
   Audit and legal ....................................................        78,391         84,441         91,708        33,103
   Registration fees ..................................................        64,528         61,941         65,013        90,021
   Shareholder servicing fees .........................................        42,280         13,515         94,113         8,089
   Custody ............................................................        30,937         21,059         23,024         8,534
   Shareholder communications .........................................        27,521         13,352         42,236        15,673
   Trustees' fees .....................................................           420             68          1,254           199
   Other ..............................................................        20,552          6,861         11,924         5,242
                                                                          -----------    -----------   ------------   -----------
   TOTAL EXPENSES .....................................................       771,813        317,299      1,337,285       310,837
   Less: Management fee waiver (Note 2) ...............................      (262,047)       (76,814)      (262,082)      (94,313)
       Expense reimbursement (Note 2) .................................            --       (116,712)            --            --
                                                                          -----------    -----------   ------------   -----------
   NET EXPENSES .......................................................       509,766        123,773      1,075,203       216,524
                                                                          -----------    -----------   ------------   -----------
NET INVESTMENT INCOME (LOSS) ..........................................     2,578,835        571,813      5,624,766       (26,545)
                                                                          -----------    -----------   ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
   Realized Gain (Loss) From Security Transactions
   (excluding short-term securities):
     Proceeds from sales ..............................................    21,064,324      3,554,755     36,056,487    15,460,940
     Cost of securities sold ..........................................    20,233,826      3,312,927     34,913,819    17,299,270
                                                                          -----------    -----------   ------------   -----------
   NET REALIZED GAIN (LOSS) ...........................................       830,498        241,828      1,142,668    (1,838,330)
                                                                          -----------    -----------   ------------   -----------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year ................................................     3,236,658        924,411      4,723,828     2,183,247
     End of year ......................................................     6,008,579      1,364,122     11,148,055      (339,672)
                                                                          -----------    -----------   ------------   -----------
   INCREASE IN NET UNREALIZED APPRECIATION (DEPRECIATION) .............     2,771,921        439,711      6,424,227    (2,522,919)
                                                                          -----------    -----------   ------------   -----------
NET GAIN (LOSS) ON INVESTMENTS ........................................     3,602,419        681,539      7,566,895    (4,361,249)
                                                                          -----------    -----------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .....................   $ 6,181,254     $1,253,352    $13,191,661   $(4,387,794)
                                                                          ===========    ===========   ============   ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2002

                                                                                              SALOMON BROTHERS
                                                                          -------------------------------------------------------
                                                                            NATIONAL       CALIFORNIA     NEW YORK        MID
                                                                            TAX FREE       TAX FREE       TAX FREE        CAP
                                                                            BOND FUND      BOND FUND      BOND FUND       FUND
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss) ..................................         $2,578,835      $ 571,813    $ 5,624,766      $(26,545)
   Net realized gain (loss) ......................................            830,498        241,828      1,142,668    (1,838,330)
   Increase in net unrealized appreciation (depreciation) ........          2,771,921        439,711      6,424,227    (2,522,919)
                                                                          -----------    -----------   ------------   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .............          6,181,254      1,253,352     13,191,661    (4,387,794)
                                                                          -----------    -----------   ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (Class A) ...............................         (2,335,292)      (568,333)    (5,601,061)           --
   Net investment income (Class B) ...............................           (153,307)        (3,227)        (1,580)           --
   Net investment income (Class 2) ...............................            (56,538)          (236)          (346)           --
   Net investment income (Class O) ...............................             (9,141)           (17)        (1,648)           --
                                                                          -----------    -----------   ------------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....         (2,554,278)      (571,813)    (5,604,635)           --
                                                                          -----------    -----------   ------------   -----------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares ..............................         12,580,286        316,275      5,149,564       573,929
   Net assets value of shares issued for reinvestment of dividends          1,905,237        475,153      4,279,240            --
   Cost of shares reacquired .....................................        (29,684,776)    (2,301,539)   (29,617,857)   (2,318,445)
                                                                          -----------    -----------   ------------   -----------
   DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ...........        (15,199,253)    (1,510,111)   (20,189,053)   (1,744,516)
                                                                          -----------    -----------   ------------   -----------
DECREASE IN NET ASSETS ...........................................        (11,572,277)      (828,572)   (12,602,027)   (6,132,310)

NET ASSETS:
   Beginning of year .............................................         68,715,001     16,384,005    140,431,103    22,994,441
                                                                          -----------    -----------   ------------   -----------
   END OF YEAR* ..................................................        $57,142,724    $15,555,433   $127,829,076   $16,862,131
                                                                          ===========    ===========   ============   ===========
* Includes undistributed net investment income of: ...............            $25,755             --        $64,276          $772
                                                                          ===========    ===========   ============   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2001

                                                                                              SALOMON BROTHERS
                                                                          -------------------------------------------------------
                                                                            NATIONAL       CALIFORNIA     NEW YORK        MID
                                                                            TAX FREE       TAX FREE       TAX FREE        CAP
                                                                            BOND FUND      BOND FUND      BOND FUND       FUND+
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss) ..................................         $2,836,664      $ 747,639    $ 7,097,161      $(10,973)
   Net realized gain (loss) ......................................            399,145        435,849         40,660      (231,361)
   Change in net unrealized appreciation (depreciation) ..........           (551,999)      (689,613)    (1,767,801)    2,183,247
                                                                         ------------   ------------  -------------  ------------
   INCREASE IN NET ASSETS FROM OPERATIONS ........................          2,683,810        493,875      5,370,020     1,940,913
                                                                         ------------   ------------  -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (Class A) ...............................         (2,886,241)      (747,291)    (7,427,145)           --
   Net investment income (Class B) ...............................            (18,898)          (348)           (68)           --
   Net investment income (Class 2) ...............................             (5,833)            --             --            --
   Net investment income (Class O) ...............................             (2,049)            --             (9)           --
                                                                         ------------   ------------  -------------  ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....         (2,913,021)      (747,639)    (7,427,222)          --
                                                                         ------------   ------------  -------------  ------------

FUND SHARES TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares ..............................         12,554,387        254,063      5,300,546    21,548,543
   Net asset value of shares issued for reinvestment of dividends           2,740,816        730,416      6,911,088            --
   Cost of shares reacquired .....................................        (19,226,143)    (5,094,659)   (42,143,134)     (495,015)
                                                                         ------------   ------------  -------------  ------------
   INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARES TRANSACTIONS         (3,930,940)    (4,110,180)   (29,931,500)   21,053,528
                                                                         ------------   ------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS ................................         (4,160,151)    (4,363,944)   (31,988,702)   22,994,441

NET ASSETS:
   Beginning of year .............................................         72,875,152     20,747,949    172,419,805            --
                                                                         ------------   ------------  -------------  ------------
   END OF YEAR* ..................................................       $ 68,715,001    $16,384,005   $140,431,103   $22,994,441
                                                                         ============   ============  =============  ============
*  Includes undistributed net investment income of: ..............             $1,198             --        $44,145            --
                                                                         ============   ============  =============  ============

----------

+ For the period from September 10, 2001 (commencement of operations) to December 31, 2001.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

Effective September 16, 2002, Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund and Salomon Brothers New York Tax Free Income Fund changed their names to Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, and Salomon Brothers New York Tax Free Bond Fund, respectively. Salomon Brothers National Tax Free Bond Fund ("National Tax Free Bond Fund"), Salomon Brothers California Tax Free Bond Fund ("California Tax Free Bond Fund") and Salomon Brothers New York Tax Free Bond Fund ("New York Tax Free Bond Fund") are separate non-diversified series of Salomon Funds Trust ("Trust"), a Massachusetts business trust. Salomon Brothers Mid Cap Fund ("Mid Cap Fund") is a separate diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Effective April 30, 2002, the investment manager of the Funds is Salomon Brothers Asset Management Inc ("Manager"), an affiliate of Salomon Smith Barney Inc. ("SSB"). Prior to that, the Funds' investment manager was Citi Fund Management Inc. SSB acts as the distributor for National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund ("Fund(s)"). SSB continues to sell each Fund's shares to the public as a member of the selling group.

The Funds, as of December 31, 2002 offer Class A shares, Class B shares, Class 2 shares and Class O shares. Expenses of each Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 distribution and service fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Funds are as follows:

          (A) INVESTMENT SECURITY VALUATIONS. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

          (B) INCOME. Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for Federal income tax purposes. Dividend income is recorded on the ex-dividend date.

          (C) FEDERAL TAXES. The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. Dividends by the Funds from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Funds intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

          (D) DISTRIBUTIONS. The Funds distinguish between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of accumulated net investment income or accumulated net realized gains. On December 31, 2002, National Tax Free Bond Fund reclassified accumulated net realized loss amounting to $21,063 from paid in capital and New York Tax Free Bond Fund reclassified a portion of accumulated net realized loss amounting to $3,679,622 to paid in capital. In addition, on December 31, 2002, Mid Cap Fund reclassified accumulated net investment loss of $27,317 to paid in capital.

NOTES TO FINANCIAL STATEMENTS
(continued)


          (E) OTHER. Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

          (F) FEES PAID INDIRECTLY. The Funds' custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Funds. This amount is shown as a reduction of the custody expense on the Statement of Operations.

          (G) EXPENSES. The Funds bear all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

          (H) REPURCHASE AGREEMENTS. It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established to monitor, on a daily basis, the market value of the repurchase agreements underlying investments to ensure the existence of a proper level of collateral.

          (I) FUTURES CONTRACTS. The Funds may engage in futures transactions. The Funds may use futures contracts in order to protect the Funds from fluctuations in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Funds' portfolios in an effort to reduce potential losses or enhance potential gains. Buying futures contracts tends to increase the Funds' exposure to the underlying instrument. Selling futures contracts tends to either decrease the Funds' exposure to the underlying instrument, or to hedge other fund investments.

          Upon entering into a futures contract, the Funds are required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Funds recognize a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

         There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities.

2.   MANAGEMENT FEES

The Manager is responsible for overall management of the Funds' business affairs, and has a separate Management Agreement with each Fund. The Manager or an affiliate also provides certain administrative services to each Fund. These administrative services include providing general office facilities and supervising the overall administration of each Fund.

The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.50%, 0.50%, 0.50% and 0.75% of the average daily net assets of National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, respectively. For the year ended December 31, 2002, the Manager waived management fees of $262,047, $76,814, $262,082 and $94,313 for National Tax Free Bond Fund,
California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, respectively, and voluntarily assumed expenses of $116,712 for California Tax Free Bond Fund. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

NOTES TO FINANCIAL STATEMENTS
(continued)


3.   DISTRIBUTION AND SERVICE FEES

Each class (except for Class O) of each Fund is authorized pursuant to a distribution and service plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to pay the distributor an annual service fee with respect to Class A, Class B and Class 2 shares of the applicable Funds at a rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B shares of each Fund at a rate of 0.75% of the value of the average daily net assets of that class. The distributor is also paid an annual distribution fee with respect to Class 2 shares of National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund at a rate of 0.50% of the value of the average daily net assets of that class. The distributor is also paid an annual distribution fee with respect to Class 2 shares of Mid Cap Fund at a rate of 0.75% of the value of the average daily net assets of that class. Class O shares are not subject to a distribution or service plan fee.

For the year ended December 31, 2002, total distribution and service plan fees were as follows:

                                                  CLASS A     CLASS B    CLASS 2
--------------------------------------------------------------------------------
National Tax Free Bond Fund ...................   $139,803   $ 44,920   $ 11,615
California Tax Free Bond Fund .................     38,113      1,076         59
New York Tax Free Bond Fund ...................    335,658        484         74
Mid Cap Fund ..................................        256        529        168

During the year ended December 31, 2002, sales charges received by SSB and contingent deferred sales charges ("CDSCs") paid to SSB were as follows:

                                       SALES CHARGES             CDSCS
                                     ----------------  -------------------------
                                     CLASS A  CLASS 2  CLASS A  CLASS B  CLASS 2
--------------------------------------------------------------------------------
National Tax Free Bond Fund .......  $70,085  $ 2,278  $ 2,713  $ 7,551  $   350
California Tax Free Bond Fund .....    1,237      263       --       --       --
New York Tax Free Bond Fund .......   95,194       --    1,250       --       --
Mid Cap Fund ......................    1,900      188       --        4       78

4.   INVESTMENTS

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       PURCHASES        SALES
                                                      -----------    -----------
National Tax Free Bond Fund ......................    $ 7,554,401    $21,064,324
                                                      ===========    ===========
California Tax Free Bond Fund ....................    $ 1,349,076    $ 3,554,755
                                                      ===========    ===========
New York Tax Free Bond Fund ......................    $16,669,461    $36,056,487
                                                      ===========    ===========
Mid Cap Fund .....................................    $13,755,091    $15,460,940
                                                      ===========    ===========

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                       NET
                                         GROSS         GROSS        UNREALIZED
                                      UNREALIZED    UNREALIZED     APPRECIATION
                                     APPRECIATION  DEPRECIATION   (DEPRECIATION)
                                     ------------  ------------   ------------
National Tax Free Bond Fund .......  $  6,008,579            --   $  6,008,579
California Tax Free Bond Fund .....     1,364,122            --      1,364,122
New York Tax Free Bond Fund .......    11,152,468  $     (4,413)    11,148,055
Mid Cap Fund ......................     1,236,529    (1,581,505)      (344,976)

NOTES TO FINANCIAL STATEMENTS
(continued)


5.   SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value for National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund and with a par value of $0.001 per share for Mid Cap Fund.

Transactions in Fund shares for the years indicated were as follows:

                                            YEAR ENDED                     YEAR ENDED
                                           DECEMBER 31, 2002              DECEMBER 31, 2001
                                      ---------------------------    ---------------------------
                                        SHARES          AMOUNT          SHARES         AMOUNT
                                      ----------     ------------     ----------     ------------
NATIONAL TAX FREE BOND FUND
CLASS A
   Shares sold .....................     927,942     $ 10,792,434        307,749     $  3,470,494
   Shares issued on reinvestment ...     156,772        1,805,886        241,018        2,725,695
   Shares reacquired ...............  (2,427,845)     (27,982,377)    (1,685,491)     (19,127,823)
                                      ----------     ------------     ----------     ------------
   Net decrease ....................  (1,343,131)    $(15,384,057)    (1,136,724)    $(12,931,634)
                                      ==========     ============     ==========     ============
CLASS B**
   Shares sold .....................      90,980     $  1,056,513         39,506     $    443,806
   Shares issued on reinvestment ...       4,924           57,019            908           10,142
   Shares reacquired ...............     (98,816)      (1,134,866)        (5,229)         (58,433)
                                      ----------     ------------     ----------     ------------
   Net increase (decrease) .........      (2,912)    $    (21,334)        35,185     $    395,515
                                      ==========     ============     ==========     ============
CLASS 2***
   Shares sold .....................      52,043     $    601,296          4,669     $     51,713
   Shares issued on reinvestment ...       2,927           33,839            355            3,965
   Shares reacquired ...............     (23,560)        (272,469)           (91)          (1,029)
                                      ----------     ------------     ----------     ------------
   Net increase ....................      31,410     $    362,666          4,933     $     54,649
                                      ==========     ============     ==========     ============
CLASS O****
   Shares sold .....................      10,969     $    130,043             --     $         --
   Shares issued on reinvestment ...         736            8,493             91            1,014
   Shares reacquired ...............     (25,846)        (295,064)        (3,457)         (38,858)
                                      ----------     ------------     ----------     ------------
   Net decrease ....................     (14,141)    $   (156,528)        (3,366)    $    (37,844)
                                      ==========     ============     ==========     ============
CALIFORNIA TAX FREE BOND FUND
CLASS A
   Shares sold .....................       6,173     $     65,159         19,200     $    200,198
   Shares issued on reinvestment ...      45,319          474,173         70,569          730,416
   Shares reacquired ...............    (219,955)      (2,269,510)      (496,039)      (5,094,659)
                                      ----------     ------------     ----------     ------------
   Net decrease ....................    (168,463)    $ (1,730,178)      (406,270)    $ (4,164,045)
                                      ==========     ============     ==========     ============
CLASS B**
   Shares sold .....................      21,068     $    223,389          5,153     $     53,865
   Shares issued on reinvestment ...          68              727             --               --
   Shares reacquired ...............      (3,009)         (32,029)            --               --
                                      ----------     ------------     ----------     ------------
   Net increase ....................      18,127     $    192,087          5,153     $     53,865
                                      ==========     ============     ==========     ============
CLASS 2***
   Shares sold .....................       2,392     $     25,737             --               --
   Shares issued on reinvestment ...          22              236             --               --
                                      ----------     ------------     ----------     ------------
   Net increase ....................       2,414     $     25,973             --               --
                                      ==========     ============     ==========     ============
CLASS O****
   Shares sold .....................         184     $      1,990             --               --
   Shares issued on reinvestment ...           2               17             --               --
                                      ----------     ------------     ----------     ------------
   Net increase ....................         186     $      2,007             --               --
                                      ==========     ============     ==========     ============

NOTES TO FINANCIAL STATEMENTS
(continued)

                                               YEAR ENDED                     YEAR ENDED
                                           DECEMBER 31, 2002              DECEMBER 31, 2001
                                      ---------------------------     ---------------------------
                                        SHARES          AMOUNT          SHARES          AMOUNT
                                      ----------     ------------     ----------     ------------
NEW YORK TAX FREE BOND FUND
CLASS A
   Shares sold .....................     412,505     $  4,799,341        460,076     $  5,284,673
   Shares issued on reinvestment ...     367,305        4,277,764        602,249        6,911,012
   Shares reacquired ...............  (2,550,243)     (29,592,962)    (3,668,709)     (42,143,134)
                                      ----------     ------------     ----------     ------------
   Net decrease ....................  (1,770,433)    $(20,515,857)    (2,606,384)    $(29,947,449)
                                      ==========     ============     ==========     ============
CLASS B**
   Shares sold .....................      18,994     $    223,640          1,272     $     14,873
   Shares issued on reinvestment ...         112            1,312              6               68
   Shares reacquired ...............      (2,103)         (24,895)            --               --
                                      ----------     ------------     ----------     ------------
   Net increase ....................      17,003     $    200,057          1,278     $     14,941
                                      ==========     ============     ==========     ============
CLASS 2***
   Shares sold .....................       3,089     $     36,969             --               --
   Shares issued on reinvestment ...          10              119             --               --
                                      ----------     ------------     ----------     ------------
   Net increase ....................       3,099     $     37,088             --               --
                                      ==========     ============     ==========     ============
CLASS O****
   Shares sold .....................       7,677     $     89,614             86     $      1,000
   Shares issued on reinvestment ...           4               45              1                8
                                      ----------     ------------     ----------     ------------
   Net increase ....................       7,681     $     89,659             87     $      1,008
                                      ==========     ============     ==========     ============
MID CAP FUND
CLASS A*
   Shares sold .....................       8,025     $    132,571          2,835     $     45,903
   Shares reacquired ...............      (2,094)         (32,639)            --               --
                                      ----------     ------------     ----------     ------------
   Net increase ....................       5,931     $     99,932          2,835     $     45,903
                                      ==========     ============     ==========     ============
CLASS B**
   Shares sold .....................      15,452     $    234,122            744     $     12,014
   Shares reacquired ...............      (7,933)        (128,569)            --               --
                                      ----------     ------------     ----------     ------------
   Net increase ....................       7,519     $    105,553            744     $     12,014
                                      ==========     ============     ==========     ============
CLASS 2***
   Shares sold .....................       4,572     $     64,941             --               --
   Shares reacquired ...............      (2,598)         (33,939)            --               --
                                      ----------     ------------     ----------     ------------
   Net increase ....................       1,974     $     31,002             --               --
                                      ==========     ============     ==========     ============
CLASS O****
   Shares sold .....................       8,594     $    142,295      1,425,705     $ 21,490,626
   Shares reacquired ...............    (144,785)      (2,123,298)       (33,677)        (495,015)
                                      ----------     ------------     ----------     ------------
   Net increase (decrease) .........    (136,191)    $ (1,981,003)     1,392,028     $ 20,995,611
                                      ==========     ============     ==========     ============

----------
*    Inception date for Mid Cap Fund Class A shares was November 30, 2001.

**   Inception dates for Class B shares were as follows:
     National Tax Free Bond Fund -- October 12, 2001
     California Tax Free Bond Fund -- October 5, 2001
     New York Tax Free Bond Fund -- November 19, 2001
     Mid Cap Fund -- December 18, 2001

***  Inception dates for Class 2 shares were as follows:
     National Tax Free Bond Fund -- November 19, 2001
     California Tax Free Bond Fund -- September 9, 2002
     New York Tax Free Bond Fund -- July 19, 2002
     Mid Cap Fund -- May 7, 2002

**** Inception dates for Class O shares were as follows:

     National Tax Free Bond Fund -- November 19, 2001
     California Tax Free Bond Fund -- October 8, 2002
     New York Tax Free Bond Fund -- October 29, 2001
     Mid Cap Fund -- September 10, 2001

NOTES TO FINANCIAL STATEMENTS
(continued)


6.   TRANSFER OF NET ASSETS

On November 16, 2001, National Tax Free Bond Fund acquired the assets and liabilities of the Salomon Brothers National Intermediate Municipal Fund pursuant to a plan of reorganization, approved by the shareholders of the Salomon Brothers National Intermediate Municipal Fund on November 7, 2001. The total assets acquired by National Tax Free Bond Fund was $9,173,579 including $585,205 of unrealized appreciation. National Tax Free Bond Fund issued 800,150 shares in exchange for the Net Assets. The transactions were structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

7.   LINE OF CREDIT

The Funds, along with other funds, had entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $75 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2002, the commitment fees allocated to the Funds was $135. Since the line of credit was established there have been no borrowings. The line of credit expired in May, 2002.

8.   CAPITAL LOSS CARRYFORWARD

At December 31, 2002, the Funds had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The approximate amounts and years of expiration for each Fund are as follows:

                                          TOTAL         2007          2008         2009         2010
-------------------------------------------------------------------------------------------------------
National Tax Free Bond Fund ......    $ 9,596,000    $6,165,000    $3,431,000          --            --
California Tax Free Bond Fund ....      3,164,000     2,453,000       711,000          --            --
New York Tax Free Bond Fund ......     10,172,000     4,706,000     5,263,000    $203,000            --
Mid Cap Fund .....................      1,474,000            --            --     225,000    $1,249,000

In addition, Mid Cap Fund had $589,934 of capital losses realized after October 31, 2002, which were deferred for Federal tax purposes to the first day of the following fiscal year.

9.   INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

At December 31, 2002, the tax basis components of distributable earnings were:

                                    UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED
                                     TAX EXEMPT       ORDINARY         CAPITAL        APPRECIATION
                                       INCOME          INCOME          LOSSES        (DEPRECIATION)
                                    ------------    ------------    ------------     ------------
National Tax Free Bond Fund ......      $25,755              --     $(9,595,563)      $6,008,579
California Tax Free Bond Fund ....           --              --      (3,164,429)       1,364,122
New York Tax Free Bond Fund ......       64,276              --     (10,172,344)      11,148,055
Mid Cap Fund .....................           --              --      (1,473,681)        (344,976)

The difference between book basis and tax basis unrealized depreciation for Mid Cap Fund is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

                                      TAX EXEMPT       ORDINARY        LONG TERM
                                        INCOME          INCOME       CAPITAL GAINS       TOTAL
                                      ----------       --------      -------------     ----------
National Tax Free Bond Fund ......    $2,552,631        $1,647            --          $2,554,278
California Tax Free Bond Fund ....       570,152         1,661            --             571,813
New York Tax Free Bond Fund ......     5,503,288       101,347            --           5,604,635

For the year ended December 31, 2002, Mid Cap Fund did not make any distributions.

FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A SHARES
                                                              -------------------------------------------------------------
                                                                2002        2001        2000         1999          1998
                                                              -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .......................    $ 11.13     $ 11.26     $ 10.54     $  11.43      $  10.92
                                                              -------     -------     -------     --------      --------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income .................................       0.48*       0.50        0.51         0.47          0.52
   Net realized and unrealized gain (loss) ...............       0.66       (0.12)       0.73        (0.90)         0.55
                                                              -------     -------     -------     --------      --------
Total Income (Loss) From Operations ......................       1.14        0.38        1.24        (0.43)         1.07
                                                              -------     -------     -------     --------      --------
LESS DISTRIBUTIONS FROM:
   Net investment income .................................      (0.48)      (0.51)      (0.52)       (0.45)        (0.54)
   Net realized gains ....................................         --          --          --        (0.01)        (0.02)
                                                              -------     -------     -------     --------      --------
Total Distributions ......................................      (0.48)      (0.51)      (0.52)       (0.46)        (0.56)
                                                              -------     -------     -------     --------      --------
NET ASSET VALUE, END OF YEAR .............................    $ 11.79     $ 11.13     $ 11.26     $  10.54      $  11.43
                                                              =======     =======     =======     ========      ========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) ...........................    $50,325     $62,440     $72,875     $106,449      $259,447
   Ratio of expenses to average net assets (1)(2) ........       0.76%       0.80%       0.80%        0.80%            0%**
   Ratio of expenses to average net assets after fees paid
   indirectly (1) ........................................        N/A        0.80%       0.80%        0.81%            0%**
   Ratio of net investment income to average net assets ..       4.22%       4.28%       4.67%        4.14%         4.49%
PORTFOLIO TURNOVER RATE ..................................         12%         15%         46%         112%           57%
TOTAL RETURN .............................................      10.41%       3.39%      12.10%       (3.86)%       10.05%

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .......................    $  0.44*    $  0.43     $  0.46     $   0.42      $   0.36
RATIOS:
   Expenses to average net assets ........................       1.18%       1.52%       1.32%        1.20%         1.37%
   Net investment income to average net assets ...........       3.80%       3.56%       4.15%        3.74%         3.12%
SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS B SHARES
                                                                             ------------------
                                                                              2002       2001(3)
                                                                             ------------------
NET ASSET VALUE, BEGINNING OF YEAR ......................................    $11.14      $11.46
                                                                             ------      ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ................................................      0.40*       0.07*
   Net realized and unrealized gain (loss) ..............................      0.65       (0.31)
                                                                             ------      ------
Total Income (Loss) From Operations .....................................      1.05       (0.24)
                                                                             ------      ------
LESS DISTRIBUTIONS FROM:
   Net investment income ................................................     (0.39)      (0.08)
                                                                             ------      ------
Total Distributions .....................................................     (0.39)      (0.08)
                                                                             ------      ------
NET ASSET VALUE, END OF YEAR ............................................    $11.80      $11.14
                                                                             ======      ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) ..........................................    $4,839      $4,599
   Ratio of expenses to average net assets (1)(4) .......................      1.49%       1.53%+
   Ratio of expenses to average net assets after fees paid indirectly (1)       N/A        1.53%+
   Ratio of net investment income to average net assets .................      3.43%       3.55%+
PORTFOLIO TURNOVER RATE .................................................        12%         15%
TOTAL RETURN ............................................................      9.59%      (2.09)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share ......................................    $ 0.35*     $ 0.06*
RATIOS:
   Expenses to average net assets .......................................      1.91%       2.22%+
   Net investment income to average net assets ..........................      3.02%       2.86%+

--------------
(1) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.75% for Class A shares. Prior to January 30, 2002 the expense limitation was 0.80%.

(3)  For the period from October 12, 2001 (inception date) to December 31, 2001.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class B shares.

* Per share amounts have been calculated using the monthly average shares method. ** Percentage represents less than 0.01%.

++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

FINANCIAL HIGHLIGHTS
(continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       CLASS 2 SHARES
                                                                                                  ------------------------
                                                                                                   2002             2001(1)
                                                                                                  ------------------------
NET ASSET VALUE, BEGINNING OF YEAR .....................................................          $11.13            $11.42
                                                                                                  ------            ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...............................................................            0.43*             0.05*
   Net realized and unrealized gain (loss) .............................................            0.66             (0.28)
                                                                                                  ------            ------
Total Income (Loss) From Operations ....................................................            1.09             (0.23)
                                                                                                  ------            ------
LESS DISTRIBUTIONS FROM:
   Net investment income ...............................................................           (0.42)            (0.06)
                                                                                                  ------            ------
Total Distributions ....................................................................           (0.42)            (0.06)
                                                                                                  ------            ------
NET ASSET VALUE, END OF YEAR ...........................................................          $11.80            $11.13
                                                                                                  ======            ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) .........................................................          $1,763            $1,314
   Ratio of expenses to average net assets (2)(3) ......................................            1.25%             1.25%+
   Ratio of expenses to average net assets after fees paid indirectly (2) ..............             N/A              1.25%+
   Ratio of net investment income to average net assets ................................            3.69%             3.73%+
PORTFOLIO TURNOVER RATE ................................................................              12%               15%
TOTAL RETURN ...........................................................................            9.96%            (2.10)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .....................................................          $ 0.38*           $ 0.04*
RATIOS:
   Expenses to average net assets ......................................................            1.67%             1.94%+
   Net investment income to average net assets .........................................            3.27%             3.04%+

SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                                            CLASS O SHARES
                                                                                                      ------------------------
                                                                                                       2002             2001(1)
                                                                                                      ------------------------
NET ASSET VALUE, BEGINNING OF YEAR .........................................................          $11.13            $11.42
                                                                                                      ------            ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...................................................................            0.50*             0.06*
   Net realized and unrealized gain (loss) .................................................            0.67             (0.29)
                                                                                                      ------            ------
Total Income (Loss) From Operations ........................................................            1.17             (0.23)
                                                                                                      ------            ------
LESS DISTRIBUTIONS FROM:
   Net investment income ...................................................................           (0.51)            (0.06)
                                                                                                      ------            ------
Total Distributions ........................................................................           (0.51)            (0.06)
                                                                                                      ------            ------
NET ASSET VALUE, END OF YEAR ...............................................................          $11.79            $11.13
                                                                                                      ======            ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) .............................................................          $  216            $  362
   Ratio of expenses to average net assets (2)(4) ..........................................            0.50%             0.50%+
   Ratio of expenses to average net assets after fees paid indirectly (2) ..................             N/A              0.50%+
   Ratio of net investment income to average net assets ....................................            4.39%             4.48%+
PORTFOLIO TURNOVER RATE ....................................................................              12%               15%
TOTAL RETURN ...............................................................................           10.69%            (2.01)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .........................................................          $ 0.46*           $ 0.05*
RATIOS:
   Expenses to average net assets ..........................................................            0.91%             1.19%+
   Net investment income to average net assets .............................................            3.98%             3.79%+

---------------
(1)  For the period from November 19, 2001 (inception date) to December 31,
     2001.

(2) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25% for Class 2 shares.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.50% for Class O shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

FINANCIAL HIGHLIGHTS
(continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS A SHARES
                                                                             ----------------------------------------------------
                                                                               2002       2001       2000       1999      1998(1)
                                                                             ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......................................    $ 10.17    $ 10.31    $  9.43    $ 10.08     $ 10.00
                                                                             -------    -------    -------    -------     -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ................................................       0.39*      0.43       0.44       0.40        0.07
   Net realized and unrealized gain (loss) ..............................       0.46      (0.14)      0.88      (0.65)       0.08
                                                                             -------    -------    -------    -------     -------
Total Income (Loss) From Operations .....................................       0.85       0.29       1.32      (0.25)       0.15
                                                                             -------    -------    -------    -------     -------
LESS DISTRIBUTIONS FROM:
   Net investment income ................................................      (0.39)     (0.43)     (0.44)     (0.40)      (0.07)
                                                                             -------    -------    -------    -------     -------
Total Distributions .....................................................      (0.39)     (0.43)     (0.44)     (0.40)      (0.07)
                                                                             -------    -------    -------    -------     -------
NET ASSET VALUE, END OF YEAR ............................................    $ 10.63    $ 10.17    $ 10.31    $  9.43     $ 10.08
                                                                             =======    =======    =======    =======     =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) ..........................................    $15,280    $16,332    $20,748    $34,396     $96,706
   Ratio of expenses to average net assets (2)(3) .......................       0.80%      0.80%      0.80%      0.70%         --
   Ratio of expenses to average net assets after fees paid indirectly (2)        N/A       0.81%      0.81%      0.70%         --
   Ratio of net investment income to average net assets .................       3.71%      4.04%      4.52%      4.06%       4.16%+
PORTFOLIO TURNOVER RATE .................................................          9%         8%        58%       116%          1%
TOTAL RETURN ............................................................       8.47%      2.83%     14.33%     (2.54)%      1.49%++

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share ......................................    $  0.26*   $  0.24    $  0.34    $  0.33     $  0.04
RATIOS:
   Expenses to average net assets .......................................       2.05%      2.43%      1.82%      1.41%       1.60%+
   Net investment income to average net assets ..........................       2.46%      2.41%      3.52%      3.35%       2.56%+

SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            CLASS B SHARES
                                                                                                       ------------------------
                                                                                                        2002             2001(4)
                                                                                                       ------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..........................................................          $10.18            $10.51
                                                                                                       ------            ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ....................................................................            0.30*             0.07*
   Net realized and unrealized gain (loss) ..................................................            0.46             (0.32)
                                                                                                       ------            ------
Total Income (Loss) From Operations .........................................................            0.76             (0.25)
                                                                                                       ------            ------
LESS DISTRIBUTIONS FROM:
   Net investment income ....................................................................           (0.31)            (0.08)
                                                                                                       ------            ------
Total Distributions .........................................................................           (0.31)            (0.08)
                                                                                                       ------            ------
NET ASSET VALUE, END OF YEAR ................................................................          $10.63            $10.18
                                                                                                       ======            ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) ..............................................................          $  247            $   52
   Ratio of expenses to average net assets (2)(5) ...........................................            1.53%             1.56%+
   Ratio of expenses to average net assets after fees paid indirectly (2) ...................             N/A              1.57%+
   Ratio of net investment income to average net assets .....................................            2.88%             3.23%+
PORTFOLIO TURNOVER RATE .....................................................................               9%                8%
TOTAL RETURN ................................................................................            7.66%            (2.39)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share ..........................................................          $ 0.17*           $ 0.03*
RATIOS:
   Expenses to average net assets ...........................................................            2.76%             3.19%+
   Net investment income to average net assets ..............................................            1.66%             1.60%+

---------------
(1)  For the period from November 2, 1998 (inception date) to December 31, 1998.

(2) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.

(4)  For the period from October 5, 2001 (inception date) to December 31, 2001.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares.

* Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

FINANCIAL HIGHLIGHTS
(continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     CLASS 2 SHARES
                                                                                                                     --------------
                                                                                                                          2002(1)
                                                                                                                     --------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................................................................               $10.76
                                                                                                                          ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ..................................................................................                 0.10*
   Net realized and unrealized loss .......................................................................                (0.13)
                                                                                                                          ------
Total Loss From Operations ................................................................................                (0.03)
                                                                                                                          ------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................................................................................                (0.10)
                                                                                                                          ------
Total Distributions .......................................................................................                (0.10)
                                                                                                                          ------
NET ASSET VALUE, END OF PERIOD ............................................................................               $10.63
                                                                                                                          ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000s) ..........................................................................               $   26
   Ratio of expenses to average net assets (2)(3) .........................................................                 1.30%+
   Ratio of expenses to average net assets after fees paid indirectly (2) .................................                  N/A
   Ratio of net investment income to average net assets ...................................................                 3.07%+
PORTFOLIO TURNOVER RATE ...................................................................................                    9%+
TOTAL RETURN ..............................................................................................                (0.28)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share ........................................................................               $ 0.06*
RATIOS:
   Expenses to average net assets .........................................................................                 2.51%+
   Net investment income to average net assets ............................................................                 1.86%+
SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      CLASS O SHARES
                                                                                                                      --------------
                                                                                                                          2002(4)
                                                                                                                      --------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................................................................               $10.81
                                                                                                                          ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ..................................................................................                 0.09*
   Net realized and unrealized loss .......................................................................                (0.18)
                                                                                                                          ------
Total Loss From Operations ................................................................................                (0.09)
                                                                                                                          ------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................................................................................                (0.09)
                                                                                                                          ------
Total Distributions .......................................................................................                (0.09)
                                                                                                                          ------
NET ASSET VALUE, END OF PERIOD ............................................................................               $10.63
                                                                                                                          ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000s) ..........................................................................               $    2
   Ratio of expenses to average net assets (2)(5) .........................................................                 0.47%+
   Ratio of expenses to average net assets after fees paid indirectly (2) .................................                  N/A
   Ratio of net investment income to average net assets ...................................................                 3.94%+
PORTFOLIO TURNOVER RATE ...................................................................................                    9%
TOTAL RETURN ..............................................................................................                (0.79)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share ........................................................................               $ 0.06*
RATIOS:
   Expenses to average net assets .........................................................................                 1.70%+
   Net investment income to average net assets ............................................................                 2.72%+

---------------
(1)  For the period from September 9, 2002 (inception date) to December 31,
     2002.

(2) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30% for Class 2 shares.

(4)  For the period from October 8, 2002 (inception date) to December 31, 2002.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.55% for Class O shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

FINANCIAL HIGHLIGHTS
(continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A SHARES
                                                           ----------------------------------------------------------------
                                                             2002          2001          2000          1999          1998
                                                           ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ....................    $  11.26      $  11.44      $  10.79      $  11.69      $  11.42
                                                           --------      --------      --------      --------      --------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ..............................        0.49*         0.54          0.60          0.51          0.49
   Net realized and unrealized gain (loss) ............        0.65         (0.16)         0.61         (0.94)         0.28
                                                           --------      --------      --------      --------      --------
Total Income (Loss) From Operations ...................        1.14          0.38          1.21         (0.43)         0.77
                                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............................       (0.49)        (0.56)        (0.56)        (0.47)        (0.50)
                                                           --------      --------      --------      --------      --------
Total Distributions ...................................       (0.49)        (0.56)        (0.56)        (0.47)        (0.50)
                                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR ..........................    $  11.91      $  11.26      $  11.44      $  10.79      $  11.69
                                                           ========      ========      ========      ========      ========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) ........................    $127,482      $140,416      $172,420      $224,144      $459,591
   Ratio of expenses to average net assets (1) ........        0.80%         0.80%         0.80%         0.80%         0.80%
   Ratio of net investment income to average net assets        4.19%         4.53%         4.81%         4.40%         4.24%
PORTFOLIO TURNOVER RATE ...............................          13%           16%           15%           30%           17%
TOTAL RETURN ..........................................       10.25%         3.32%        11.54%        (3.73)%        6.89%

Note: If Agents of the Fund, had not voluntarily agreed to waive all or a portion of their fees for the period indicated and the expenses were not reduced for fees paid indirectly, the net investment income per share and the ratios would have been as follows:

   Net investment income per share ....................    $   0.46*     $   0.51      $   0.55      $   0.47      $   0.45
RATIOS:
   Expenses to average net assets .....................        1.00%         1.21%         1.16%         1.13%         1.09%
   Net investment income to average net assets ........        3.99%         4.12%         4.45%         4.07%         3.95%
SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       CLASS B SHARES
                                                                                                   -----------------------
                                                                                                     2002          2001(2)
                                                                                                   -----------------------
NET ASSET VALUE, BEGINNING OF YEAR ..................................................              $ 11.26         $ 11.53
                                                                                                   -------         -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ............................................................                 0.32*           0.04*
   Net realized and unrealized gain (loss) ..........................................                 0.73           (0.26)
                                                                                                   -------         -------
Total Income (Loss) From Operations .................................................                 1.05           (0.22)
                                                                                                   -------         -------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................................................                (0.40)          (0.05)
                                                                                                   -------         -------
Total Distributions .................................................................                (0.40)          (0.05)
                                                                                                   -------         -------
NET ASSET VALUE, END OF YEAR ........................................................              $ 11.91         $ 11.26
                                                                                                   =======         =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) ......................................................              $   218         $    14
   Ratio of expenses to average net assets (3) ......................................                 1.55%           1.55%+
   Ratio of net investment income to average net assets .............................                 3.32%           3.50%+
PORTFOLIO TURNOVER RATE .............................................................                   13%             16%
TOTAL RETURN ........................................................................                 9.43%          (1.88)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share ..................................................              $  0.31*        $  0.04*
RATIOS:
   Expenses to average net assets ...................................................                 1.74%           1.96%+
   Net investment loss to average net assets ........................................                 3.13%           3.09%+

---------------
(1) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.

(2)  For the period from November 19, 2001 (inception date) to December 31,
     2001.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares.

 * Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

FINANCIAL HIGHLIGHTS
(continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     CLASS 2 SHARES
                                                                                                                     --------------
                                                                                                                         2002(1)
                                                                                                                     --------------
NET ASSET VALUE, BEGINNING OF PERIOD .........................................................................            $11.72
                                                                                                                          ------
INCOME FROM OPERATIONS:
   Net investment income .....................................................................................              0.18*
   Net realized and unrealized gain ..........................................................................              0.21
                                                                                                                          ------
Total Income From Operations .................................................................................              0.39
                                                                                                                          ------
LESS DISTRIBUTIONS FROM:
   Net investment income .....................................................................................             (0.19)
                                                                                                                          ------
Total Distributions ..........................................................................................             (0.19)
                                                                                                                          ------
NET ASSET VALUE, END OF PERIOD ...............................................................................            $11.92
                                                                                                                          ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) ...............................................................................            $   37
   Ratio of expenses to average net assets (2) ...............................................................              1.30%+
   Ratio of net investment income to average net assets ......................................................              3.63%+
PORTFOLIO TURNOVER RATE ......................................................................................                13%
TOTAL RETURN .................................................................................................              3.30%++

Note: If Agents of the Fund, had not voluntarily agreed to waive all or a portion of their fees for the period indicated and the expenses were not reduced for fees paid indirectly, the net investment income per share and the ratios would have been as follows:

   Net investment income per share ...........................................................................            $ 0.17*
RATIOS:
   Expenses to average net assets ............................................................................              1.50%+
   Net investment income to average net assets ...............................................................              3.45%+

SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLASS O SHARES
                                                                                                          ----------------------
                                                                                                           2002           2001(3)
                                                                                                          ----------------------
NET ASSET VALUE, BEGINNING OF YEAR ...............................................................        $11.25          $11.59
                                                                                                          ------          ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income .........................................................................          0.52*           0.09*
   Net realized and unrealized gain (loss) .......................................................          0.64           (0.33)
                                                                                                          ------          ------
Total Income (Loss) From Operations ..............................................................          1.16           (0.24)
                                                                                                          ------          ------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................................................................         (0.51)          (0.10)
                                                                                                          ------          ------
Total Distributions ..............................................................................         (0.51)          (0.10)
                                                                                                          ------          ------
NET ASSET VALUE, END OF YEAR .....................................................................        $11.90          $11.25
                                                                                                          ======          ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) ...................................................................        $   92          $    1
   Ratio of expenses to average net assets (4) ...................................................          0.56%           0.53%+
   Ratio of net investment income to average net assets ..........................................          4.40%           4.76%+
PORTFOLIO TURNOVER RATE ..........................................................................            13%             16%
TOTAL RETURN .....................................................................................         10.54%          (2.04)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share ...............................................................        $ 0.50*         $ 0.09*
RATIOS:
   Expenses to average net assets ................................................................          0.75%           0.94%+
   Net investment income to average net assets ...................................................          4.21%           4.35%+

---------------
(1)  For the period from July 19, 2002 (inception date) to December 31, 2002.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30% for Class 2 shares.

(3)  For the period from October 29, 2001 (inception date) to December 31, 2001.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.55% for Class O shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

FINANCIAL HIGHLIGHTS
(continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS MID CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLASS A SHARES
                                                                                                         ------------------------
                                                                                                           2002           2001(1)
                                                                                                         ------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..............................................................        $ 16.47          $ 13.71
                                                                                                         -------          -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss ..........................................................................          (0.06)*          (0.01)*
   Net realized and unrealized gain (loss) ......................................................          (3.23)            2.77
                                                                                                         -------          -------
Total Income (Loss) From Operations .............................................................          (3.29)            2.76
                                                                                                         -------          -------
NET ASSET VALUE, END OF YEAR ....................................................................        $ 13.18          $ 16.47
                                                                                                         =======          =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) ..................................................................        $   116          $    47
   Ratio of expenses to average net assets (2) ..................................................           1.42%            1.36%+
   Ratio of net investment loss to average net assets ...........................................          (0.44)%          (0.69)%+
PORTFOLIO TURNOVER RATE .........................................................................             71%              26%
TOTAL RETURN ....................................................................................         (19.98)%           3.65%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment loss per share and the ratios would have been as follows:

   Net investment loss per share ................................................................        $ (0.13)*        $ (0.04)*
RATIOS:
   Expenses to average net assets ...............................................................           1.91%            1.93%+
   Net investment loss to average net assets ....................................................          (0.93)%          (1.26)%+
SALOMON BROTHERS MID CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CLASS B SHARES
                                                                                                         ------------------------
                                                                                                             2002          2001(3)
                                                                                                         ------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..............................................................        $ 16.47          $ 16.31
                                                                                                         -------          -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss ..........................................................................          (0.16)*          (0.01)*
   Net realized and unrealized gain (loss) ......................................................          (3.21)            0.17
                                                                                                         -------          -------
Total Income (Loss) From Operations .............................................................          (3.37)            0.16
                                                                                                         -------          -------
NET ASSET VALUE, END OF YEAR ....................................................................        $ 13.10          $ 16.47
                                                                                                         =======          =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) ..................................................................        $   108          $    12
   Ratio of expenses to average net assets (4) ..................................................           1.95%            2.15%+
   Ratio of net investment loss to average net assets ...........................................          (0.99)%          (1.50)%+
PORTFOLIO TURNOVER RATE .........................................................................             71%              26%
TOTAL RETURN ....................................................................................         (20.46)%           0.98%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment loss per share and the ratios would have been as follows:

   Net investment loss per share ................................................................        $ (0.23)*        $ (0.01)*
RATIOS:
   Expenses to average net assets ...............................................................           2.42%            2.73%+
   Net investment loss to average net assets ....................................................          (1.46)%          (2.09)%+

---------------
(1)  For the period from November 30, 2001 (inception date) to December 31,
     2001.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class A shares.

(3)  For the period from December 18, 2001 (inception date) to December 31,
     2001.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25% for Class B shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

FINANCIAL HIGHLIGHTS
(continued)

For a share of each class of beneficial interest outstanding throughout the period ended December 31, unless otherwise noted:

SALOMON BROTHERS MID CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     CLASS 2 SHARES
                                                                                                                     --------------
                                                                                                                         2002(1)
                                                                                                                     --------------
NET ASSET VALUE, BEGINNING OF PERIOD .........................................................................            $16.43
                                                                                                                          ------
LOSS FROM OPERATIONS:
   Net investment loss .......................................................................................             (0.04)*
   Net realized and unrealized loss ..........................................................................             (3.24)
                                                                                                                          ------
Total Loss From Operations ...................................................................................             (3.28)
                                                                                                                          ------
NET ASSET VALUE, END OF PERIOD ...............................................................................            $13.15
                                                                                                                          ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000s) .............................................................................            $   26
   Ratio of expenses to average net assets (2) ...............................................................              1.68%+
   Ratio of net investment loss to average net assets ........................................................             (0.51)%+
PORTFOLIO TURNOVER RATE ......................................................................................                71%
TOTAL RETURN .................................................................................................            (19.96)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment loss per share and the ratios would have been as follows:

   Net investment loss per share .............................................................................            $(0.09)*
RATIOS:
   Expenses to average net assets ............................................................................              2.27%+
   Net investment loss to average net assets .................................................................             (1.09)%+

SALOMON BROTHERS MID CAP FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                                                        CLASS O SHARES
                                                                                                    ----------------------
                                                                                                      2002         2001(3)
                                                                                                    ----------------------
NET ASSET VALUE, BEGINNING OF YEAR ...........................................................      $ 16.48        $ 15.07
                                                                                                    -------        -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss .......................................................................        (0.02)*        (0.01)*
   Net realized and unrealized gain (loss) ...................................................        (3.23)          1.42
                                                                                                    -------        -------
Total Income (Loss) From Operations ..........................................................        (3.25)          1.41
                                                                                                    -------        -------
NET ASSET VALUE, END OF YEAR .................................................................      $ 13.23        $ 16.48
                                                                                                    =======        =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000s) ...............................................................      $16,612        $22,935
   Ratio of expenses to average net assets (4) ...............................................         1.07%          1.08%+
   Ratio of net investment loss to average net assets ........................................        (0.13)%        (0.17)%+
PORTFOLIO TURNOVER RATE ......................................................................           71%            26%
TOTAL RETURN .................................................................................       (19.72)%        (6.48)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment loss per share and the ratios would have been as follows:

   Net investment loss per share .............................................................      $ (0.09)*      $ (0.10)*
RATIOS:
   Expenses to average net assets ............................................................         1.54%          2.97%+
   Net investment loss to average net assets .................................................        (0.60)%        (2.05)%+

---------------
(1)  For the period from May 7, 2002 (inception date) to December 31, 2002.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25% for Class 2 shares.

(3)  For the period from September 10, 2001 (inception date) to December 31,
     2001.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.08% for Class O shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE SALOMON FUNDS TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, and Salomon Brothers Mid Cap Fund, each a Series of Salomon Funds Trust as of December 31, 2002, and the related statements of operations for the year then ended, changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in three-year period then ended were audited by other auditors whose report thereon, dated February 1, 2001, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, and Salomon Brothers Mid Cap Fund, each a Series of Salomon Funds Trust as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets and financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                                   /s/ KPMG LLP


New York, New York
February 12, 2003

ADDITIONAL INFORMATION
(unaudited)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Salomon Funds Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. Each Trustee and Officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                          TERM OF                                             NUMBER OF
                                          OFFICE                                              PORTFOLIOS         OTHER
                                            AND                 PRINCIPAL                       IN FUND      TRUSTEESHIPS
                            POSITION(S)   LENGTH              OCCUPATION(S)                     COMPLEX     HELD BY TRUSTEE
                             HELD WITH    OF TIME              DURING PAST                    OVERSEEN BY  DURING PAST FIVE
NAME, ADDRESS AND AGE          TRUST      SERVED               FIVE YEARS                       TRUSTEE          YEARS
---------------------       -----------   -------             -------------                   -----------  ----------------
NON-INTERESTED
TRUSTEES:

Elliott J. Berv               Trustee     Since    President and Chief Operations                  35      Board Member,
c/o R. Jay Gerken                          1986    Officer, Landmark City (real estate                     American Identity Corp.
Salomon Smith Barney Inc.                          development) (since 2002); Executive                    (since 2001) (Consultant
("SSB")                                            Vice President and Chief Operations                     since 1999); Director,
399 Park Avenue, 4th Floor                         Officer, DigiGym Systems (on-line                       Lapoint Industries (since
New York, NY 10022                                 personal training systems) (since 2001);                2002); Director,
Age 59                                             Chief Executive Officer, Rocket City                    Alzheimer's Association,
                                                   Enterprises (Internet Service Company)                  New England Chapter
                                                   (since 2002); President, Catalyst, Inc.                 (since 1998)
                                                   (Strategy Consultants) (since 1984)

Mark T. Finn                  Trustee     Since    Adjunct Professor, William & Mary College       35      Former President and
c/o R. Jay Gerken                         1990     (since September 2002); Principal/Member,               Director, Delta
SSB                                                Balvan Partners/Balfour Vantage - Manager and           Financial, Inc.
399 Park Avenue, 4th Floor                         General Partner to the Vantage Hedge Fund,              (investment advisory
New York, NY 10022                                 L.P. (since March 2002); Chairman and Owner,            firm) (from 1983 to
Age 59                                             Vantage Consulting Group, Inc. (Investment              1999)
                                                   Advisory and Consulting Firm (since 1988);
                                                   Vice Chairman and Chief Operating Officer,
                                                   Lindner Asset Management Company (Mutual Fund
                                                   Company) (from 1999 to 2001); President and
                                                   Director, Delta Financial, Inc. (Investment
                                                   Advisory Firm) (from 1983 to 1999); General
                                                   Partner and Shareholder, Greenwich Ventures
                                                   LLC (Investment Partnership (from 1996 to
                                                   2001); President, Secretary and Owner,
                                                   Phoenix Trading Co. (Commodity Trading
                                                   Advisory Firm) (from 1997 to 2000)

ADDITIONAL INFORMATION
(unaudited) (continued)

                                          TERM OF                                             NUMBER OF
                                          OFFICE                                              PORTFOLIOS         OTHER
                                            AND                 PRINCIPAL                       IN FUND      TRUSTEESHIPS
                            POSITION(S)   LENGTH              OCCUPATION(S)                     COMPLEX     HELD BY TRUSTEE
                             HELD WITH    OF TIME              DURING PAST                    OVERSEEN BY  DURING PAST FIVE
NAME, ADDRESS AND AGE          TRUST      SERVED               FIVE YEARS                       TRUSTEE          YEARS
---------------------       -----------   -------             -------------                   -----------  ----------------
Diana R. Harrington           Trustee      Since   Donald P. Babson Professor of Applied           35      Former Trustee, The
c/o R. Jay Gerken                          1992    Investments, Babson College                             Highland Family of
SSB                                                (since 1993)                                            Funds (from March
399 Park Avenue, 4th Floor                                                                                 1997 to March 1998)
New York, NY 10022
Age 62

Susan B. Kerley               Trustee      Since   Consultant, Strategic Management                35      Director, Eclipse Funds
c/o R. Jay Gerken                          1992    Advisors, LLC/Global Research                           (since 1990)
SSB                                                Associates (since 1990)
399 Park Avenue, 4th Floor
New York, NY 10022
Age 51

C. Oscar Morong, Jr.          Trustee      Since   Managing Director, Morong Capital               35      Former Director,
c/o R. Jay Gerken                          1990    Management (since 1993)                                 Indonesia Fund (from
SSB                                                                                                        1990 to 1999); Trustee,
399 Park Avenue, 4th Floor                                                                                 Morgan Stanley
New York, NY 10022                                                                                         Institutional Fund
Age 67                                                                                                     (since 1993)

Walter E. Robb III            Trustee      Since   President, Benchmark Consulting                 35      Director, John Boyle &
c/o R. Jay Gerken                          1986    Group, Inc. (since 1991); Sole                          Co., Inc.; (since 1999);
SSB                                                Proprietor, Robb Associates (since                      Director, Harbor Sweets,
399 Park Avenue, 4th Floor                         1978); Co-Owner, Kedron Design                          Inc. (since 1990);
New York, NY 10022                                 (since 1978); President and Treasurer,                  Director, W.A. Wilde &
Age 76                                             Benchmark Advisors, Inc. (from 1989                     Co.; (since 1982);
                                                   to 2000)                                                Director, Alpha Grainger
                                                                                                           Manufacturing, Inc.;
                                                                                                           Trustee, HFS Family of
                                                                                                           Funds (from 1985 to
                                                                                                           2001); Harvard Club of
                                                                                                           Boston (Audit
                                                                                                           Committee) (since 2001)

INTERESTED
TRUSTEE:

R. Jay Gerken*                Chairman,    Since   Managing Director of SSB;                       227     None
SSB                           President    2002    Chairman, President and Chief
399 Park Avenue, 4th Floor    and Trustee          Executive Officer of Smith Barney
New York, NY 10022                                 Fund Management LLC ("SBFM"),
Age 51                                             Travelers Investment Adviser, Inc.
                                                   ("TIA") and Citi Fund Management Inc.

ADDITIONAL INFORMATION
(unaudited) (continued)

                                          TERM OF                                             NUMBER OF
                                          OFFICE                                              PORTFOLIOS         OTHER
                                            AND                 PRINCIPAL                       IN FUND      TRUSTEESHIPS
                            POSITION(S)   LENGTH              OCCUPATION(S)                     COMPLEX     HELD BY TRUSTEE
                             HELD WITH    OF TIME              DURING PAST                    OVERSEEN BY  DURING PAST FIVE
NAME, ADDRESS AND AGE          TRUST      SERVED               FIVE YEARS                       TRUSTEE          YEARS
---------------------       -----------   -------             -------------                   -----------  ----------------
OFFICERS:
Lewis E. Daidone              Senior Vice  Since   Managing Director of SSB; Chief                 N/A     N/A
125 Broad Street, 11th Floor  President    2002    Financial Officer and Treasurer of
New York, NY 10004            and Chief            mutual funds affiliated with
Age 45                        Administra-          Citigroup Inc.; Director and Senior
                              tive Officer         Vice President of SBFM and TIA

Frances M. Guggino            Controller   Since   Vice President, Citigroup Asset                 N/A     N/A
SSB                                        2002    Management (since 1991)
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Robert I. Frenkel             Secretary    Since   Managing Director and General                   N/A     N/A
300 First Stamford Place                   2000    Counsel, Global Mutual Funds for
4th Floor                                          Citigroup Asset Management
Stamford, CT 06902                                 (since 1994)
Age 48

---------------
* MR. GERKEN IS AN "INTERESTED TRUSTEE" OF THE TRUST AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BECAUSE MR. GERKEN IS AN OFFICER OF SBFM AND CERTAIN OF ITS AFFILIATES.

TAX INFORMATION
(unaudited)

For Federal tax purposes, the Trust hereby designates for the fiscal year ended December 31, 2002:

o 99.94% of the dividends paid by National Tax Free Bond Fund from net investment income were tax exempt for regular Federal income tax purposes.

o 99.71% of the dividends paid by California Tax Free Bond Fund from net investment income were tax exempt for regular Federal income tax and California state income tax purposes.

o 98.19% of the dividends paid by New York Tax Free Bond Fund from net investment income were tax exempt for regular Federal income tax and New York state income tax purposes.

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



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

SALOMON FUNDS TRUST

INVESTMENT MANAGER                          TRUSTEES AND OFFICERS
   Salomon Brothers Asset Management Inc
   399 Park Avenue                          ELLIOTT J. BERV
   New York, NY 10022                       MARK T. FINN
                                            R. JAY GERKEN*
DISTRIBUTOR                                 DIANA R. HARRINGTON
   Salomon Smith Barney Inc.                SUSAN B. KERLEY
                                            C. OSCAR MORONG, JR.
TRANSFER AGENT                              WALTER E. ROBB, III
   Citicorp Trust Bank, fsb.
   125 Broad Street, 11th Floor             R. JAY GERKEN*
   New York, NY 10004                          CHAIRMAN AND PRESIDENT

SUB-TRANSFER AGENT                          LEWIS E. DAIDONE*
   PFPC Global Fund Services                   SENIOR VICE PRESIDENT AND
   P.O. Box 9699                               CHIEF ADMINISTRATIVE OFFICER
   Providence, RI 02940-9699

CUSTODIAN                                   FRANCES M. GUGGINO*
   State Street Bank and Trust Company         CONTROLLER
   225 Franklin Street, Boston, MA 02110
                                            ROBERT I. FRENKEL*
LEGAL COUNSEL                                  SECRETARY
   Bingham McCutchen LLP
   150 Federal Street, Boston, MA 02110     * Affiliated Person of the
                                              Investment Manager

                   399 PARK AVENUE O NEW YORK, NEW YORK 10022
SBTAXANN 12/02            1-800-SALOMON O WWW.SBAM.COM                   03-4501